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                          THE FIFTH THIRD BANK

                           Seller and Servicer

                                   and

                      HARRIS TRUST AND SAVINGS BANK

                                 Trustee

                        on behalf of the Holders


                     _______________________________

                     POOLING AND SERVICING AGREEMENT
                     _______________________________

                     Dated as of September 25, 1996

                 THE FIFTH THIRD BANK AUTO TRUST 1996-B

                6.45% Asset Backed Certificates, Class A

                6.70% Asset Backed Certificates, Class B


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     POOLING AND SERVICING AGREEMENT dated as of September 25, 1996, between THE FIFTH THIRD BANK, an Ohio banking corporation, as Seller and Servicer, and HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, as trustee hereunder.

     In consideration of the premises and of the mutual agreements herein contained, and other good and valuable consideration, the receipt of which is acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I.  DEFINITIONS.

     SECTION 1.1. Definitions. Whenever used in this Agreement, the following capitalized words and phrases, unless the context otherwise requires, have the following meanings:

     "Accounts" means collectively the Collection Account, the Class A Distribution Account and the Class B Distribution Account.

     "Account Property" means all amounts and investments held from time to time in any Account or the Reserve Account, as the case may be (whether in the form of deposit accounts, instruments, certificated securities, book entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

     "Acquired Receivable" means a Receivable acquired by Seller or a Seller Affiliate through the acquisition of a financial institution that owned the Receivable.

     "Advances" means, with respect to any Distribution Date, the amount required to be advanced by Servicer on the related Deposit Date pursuant to
Section 4.3.

     "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For purposes of this definition, "control" when used with respect to any specified Person, means the power to direct the management and policies of such specified Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Aggregate Net Losses" means, for any Collection Period, the aggregate amount allocable to principal of all Receivables newly designated during such Collection Period as Defaulted Receivables minus all Liquidation Proceeds collected during such Collection Period with respect to all Defaulted Receivables (whether or not newly designated as such).

     "Agreement" means this Pooling and Servicing Agreement, including its schedules and exhibits, as amended, modified or supplemented from time to time.

     "Authorized Officer" means any officer within the Corporate Trust Office of Trustee, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Available Interest" means, with respect to any Distribution Date, the excess of (a) the sum of (i) Interest Collections for such Distribution Date and (ii) all Advances made by Servicer with respect to such Distribution Date, over (b) the amount of Outstanding Advances to be reimbursed on or with respect to such Distribution Date.

     "Available Principal" for a Distribution Date means the sum of the following amounts with respect to the preceding Collection Period: (a) that portion of all Collections on the Receivables received during such Collection Period and allocable to principal in accordance with Servicer's customary servicing procedures; and (b) to the extent attributable to principal, the Purchase Amount received with respect to each Receivable repurchased by Seller or purchased by Servicer under an obligation which arose during the related Collection Period. "Available Principal" on any Distribution Date shall exclude all payments and proceeds of any Receivables the Purchase Amount of which has been distributed on a prior Distribution Date.

     "Available Reserve Amount" is defined in Section 4.6.

     "Average Delinquency Ratio" means, as of any Distribution Date, the average of the Delinquency Ratios for the preceding three Collection Periods.

     "Average Net Loss Ratio" means, as of any Distribution Date, the average of the Net Loss Ratios for the preceding three Collection Periods.


     "Book Entry Certificate" means beneficial interests in the definitive Certificates described in Section 5.8, the ownership of which shall be evidenced, and transfers of which shall be made, through book entries by a Clearing Agency as described in Section 5.8.

     "Business Day" means a day that is not a Saturday or a Sunday and that in New York City and in the city in which the Corporate Trust Office is located is neither a legal holiday nor a day on which banking institutions are authorized by law, regulation or executive order to be closed.

     "Certificate" means any Class A Certificate or Class B Certificate.

     "Certificate Owner" means, with respect to a Book Entry Certificate, the Person who is the owner of such Book Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules, regulations and procedures of such Clearing Agency).

     "Certificate Register" means the register maintained by Trustee for the registration of Certificates and of transfers and exchanges of Certificates as provided in Section 5.3.

     "Class A Certificate" means a certificate executed by Trustee on behalf of the Trust and authenticated by Trustee substantially in the form of Exhibit A.

     "Class A Certificate Balance" means, at any time, the Original Class A Certificate Balance, as reduced by all amounts allocable to principal on the Class A Certificates distributed to Class A Holders prior to such time.

     "Class A Certificate Rate" means 6.45% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months.

     "Class A Distribution Account" means the account established, maintained and designated as the "Class A Distribution Account" pursuant to
Section 4.1.

     "Class A Holder" means the Person in whose name a Class A Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent, request or waiver pursuant to this Agreement, the interest evidenced by any Class A Certificate registered in the name of Seller, Servicer, or any Person actually known to an Authorized Officer of Trustee to be an Affiliate of Seller or Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, request or waiver shall have been obtained.

     "Class A Interest Carryover Shortfall" means, (a) with respect to the initial Distribution Date, zero, and (b) with respect to any other Distribution Date, the excess of Class A Monthly Interest for the preceding Distribution Date and any outstanding Class A Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Class A Distribution Account on such preceding Distribution Date, plus 30 days of interest on such excess, to the extent permitted by law, at the Class A Certificate Rate.

     "Class A Interest Distributable Amount" means, with respect to any Distribution Date, the sum of Class A Monthly Interest for such
Distribution Date and the Class A Interest Carryover Shortfall for such Distribution Date.

     "Class A Monthly Interest" means, with respect to any Distribution Date, one-twelfth of the Class A Certificate Rate multiplied by the Class A Certificate Balance as of the Distribution Date occurring in the preceding Collection Period (after giving effect to any payments made on such Distribution Date) or, in the case of the first Distribution Date, as of the Closing Date.

     "Class A Monthly Principal" means, with respect to any Distribution Date, the Class A Percentage of Available Principal for such Distribution Date plus the Class A Percentage of Realized Losses with respect to the related Collection Period.

     "Class A Percentage" means 93%.

     "Class A Pool Factor" means, with respect to any Distribution Date, the Class A Certificate Balance as of the close of business on such Distribution Date (after giving effect to any payments to be made on such Distribution Date) divided by the Original Class A Certificate Balance, expressed as a seven-digit decimal.

     "Class A Principal Carryover Shortfall" means, as of the close of business on any Distribution Date, the excess of Class A Monthly Principal for such Distribution Date and any outstanding Class A Principal Carryover Shortfall from the preceding Distribution Date over the amount in respect of principal that is actually deposited in the Class A Distribution Account on such Distribution Date.

     "Class A Principal Distributable Amount" means, with respect to any Distribution Date, the sum of Class A Monthly Principal for such Distribution Date and, in the case of any Distribution Date other than the initial Distribution Date, the Class A Principal Carryover Shortfall as of the close of business on the preceding Distribution Date; provided that the Class A Principal Distributable Amount shall not exceed the outstanding principal balance of the Class A Certificates prior to such Distribution Date. In addition, on the Final Scheduled Distribution Date, the Class A Principal Distributable Amount shall include any additional amount available to reduce the outstanding principal balance of the Class A Certificates to zero.

     "Class B Certificate" means a certificate executed by Trustee on behalf of the Trust and authenticated by Trustee substantially in the form of Exhibit B.

     "Class B Certificate Balance" means, at any time, the Original Class B Certificate Balance, as reduced by all amounts allocable to principal on the Class B Certificates distributed to Class B Holders prior to such time.

     "Class B Certificate Owner" means, with respect to a Book Entry Certificate representing a beneficial interest in the Class B Certificates, the Person who is the owner of such Book Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant in accordance with the rules, regulations and procedures of such Clearing Agency).

     "Class B Certificate Rate" means 6.70% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months.

     "Class B Distribution Account" means the account established, maintained and designated as the "Class B Distribution Account" pursuant to
Section 4.1.

     "Class B Holder" means the Person in whose name a Class B Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent, request or waiver pursuant to this Agreement, the interest evidenced by any Class B Certificate registered in the name of Seller, Servicer, or any Person actually known to an Authorized Officer of Trustee to be an Affiliate of Seller or Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, request or waiver shall have been obtained.

     "Class B Interest Carryover Shortfall" means, (a) with respect to the initial Distribution Date, zero, and (b) with respect to any other Distribution Date, the excess of Class B Monthly Interest for the preceding Distribution Date and any outstanding Class B Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Class B Distribution Account on such preceding Distribution Date, plus 30 days of interest on such excess, to the extent permitted by law, at the Class B Certificate Rate.

     "Class B Interest Distributable Amount" means, with respect to any Distribution Date, the sum of Class B Monthly Interest for such
Distribution Date and the Class B Interest Carryover Shortfall for such Distribution Date.

     "Class B Monthly Interest" means, with respect to any Distribution Date, one-twelfth of the Class B Certificate Rate multiplied by the Class B Certificate Balance as of the Distribution Date occurring in the preceding Collection Period (after giving effect to any payments made on such Distribution Date) or, in the case of the first Distribution Date, as of the Closing Date.

     "Class B Monthly Principal" means, with respect to any Distribution Date, the Class B Percentage of Available Principal for such Distribution Date plus the Class B Percentage of Realized Losses with respect to the related Collection Period.

     "Class B Percentage" means 7%.

     "Class B Pool Factor" means, with respect to any Distribution Date, the Class B Certificate Balance as of the close of business on such Distribution Date (after giving effect to any payments to be made on such Distribution Date) divided by the Original Class B Certificate Balance, expressed as a seven-digit decimal.

     "Class B Principal Carryover Shortfall" means, as of the close of business on any Distribution Date, the excess of Class B Monthly Principal for such Distribution Date and any outstanding Class B Principal Carryover Shortfall from the preceding Distribution Date over the amount in respect of principal that is actually deposited in the Class B Distribution Account on such Distribution Date.

     "Class B Principal Distributable Amount" means, with respect to any Distribution Date, the sum of Class B Monthly Principal for such Distribution Date and, in the case of any Distribution Date other than the initial Distribution Date, the Class B Principal Carryover Shortfall as of the close of business on the preceding Distribution Date; provided that the Class B Principal Distributable Amount shall not exceed the outstanding principal balance of the Class B Certificates prior to such Distribution Date. In addition, on the Final Scheduled Distribution Date, the Class B Principal Distributable Amount will include any additional amount available to reduce the outstanding principal balance of the Class B Certificates to zero.

     "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The initial Clearing Agency shall be The Depository Trust Company.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

     "Closing Date" means the date of the initial issuance of the Certificates hereunder.

     "Code" means the Internal Revenue Code of 1986.

     "Collection Period" means, (a) the period from (but not including) the Cutoff Date to and including September 30, 1996 and (b) thereafter, each calendar month during the term of this Agreement. With respect to any Determination Date, Deposit Date or Distribution Date, the "related Collection Period" means the Collection Period preceding the month in which such Determination Date, Deposit Date or Distribution Date occurs.

     "Collection Account" means the segregated account or accounts established, maintained and designated as the "Collection Account" pursuant to Section 4.1.

     "Collections" means all collections on the Receivables and any proceeds from Insurance Policies and lender's single interest insurance policies to the extent not included in Liquidation Proceeds.

     "Commission" means the Securities and Exchange Commission.

     "Contract Rate" means, with respect to a Receivable, the rate per annum of interest charged on the outstanding principal balance of such Receivable.

     "Corporate Trust Office" means the principal office of Trustee at which at any particular time its corporate trust business shall be administered, which office at date of execution of this Agreement is located at 311 West Monroe Street, 12th Floor, Chicago, Illinois 60606,
Attention: Indenture Trust Administration, Telephone: (312) 461-2532,
Facsimile: (312) 461-3525 or at such other address as Trustee may designate from time to time by notice to the Holders, Seller and Servicer, or the principal corporate trust office of any successor Trustee (the address of which the successor Trustee will notify the Holders, Seller and Servicer).

     "Custodian" means Servicer in its capacity as agent of Trustee, as custodian of the Receivable Files.

     "Cutoff Date" means the close of business on August 30, 1996.

     "Cutoff Date Principal Balance" means, with respect to any Receivable, the Initial Principal Balance of such Receivable minus the sum of the portion of all payments received under such Receivable from or on behalf of the related Obligor on or prior to the Cutoff Date and allocable to principal in accordance with the terms of the Receivable.

     "Dealer" means, with respect to any Receivable, the seller of the related Financed Vehicle.

     "Dealer Agreement" means an agreement between Seller or a Seller Affiliate and a Dealer pursuant to which Seller or such Seller Affiliate gives such Dealer the right to induce persons to apply to Seller or such Seller Affiliate for loans in connection with the retail sale of Motor Vehicles by such Dealer.

     "Defaulted Receivable" means, with respect to any Collection Period, a Receivable (other than a Purchased Receivable) which is 150 days or more delinquent or which Servicer has determined to charge off during such Collection Period in accordance with its customary servicing practices; provided that any Receivable which Seller or Servicer is obligated to repurchase or purchase shall be deemed to have become a Defaulted Receivable during a Collection Period if Seller or Servicer fails to deposit the Purchase Amount on the related Deposit Date when due.

     "Definitive Certificates" is defined in Section 5.8.

     "Delinquency Ratio" means, for any Collection Period, the ratio, expressed as a percentage, of (a) the principal amount of all outstanding Receivables (other than Purchased Receivables and Defaulted Receivables) which are 60 or more days delinquent as of the end of such Collection Period, determined in accordance with Servicer's customary practices, divided by (b) the Pool Balance as of the last day of such Collection Period.

     "Delivery" means with respect to any Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and UCC: (i) book-entry registration of such Account Property to an appropriate book-entry account containing only customers' assets maintained with a Federal Reserve Bank by Trustee or by a Securities Intermediary and issuance to Trustee or to the Securities Intermediary, as the case may be, of a deposit advice or other written confirmation of such book-entry registration, (ii) the making by any Securities Intermediary of entries in its books and records crediting such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations to the Reserve Account, and (iii) such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Account Property to Trustee, consistent with changes in applicable law or regulations or the interpretation thereof.

     "Deposit Date" means, with respect to any Collection Period, the Business Day preceding the related Distribution Date.

     "Depository Agreement" means the agreement among Seller and Servicer, Trustee and the initial Clearing Agency, dated the Closing Date.

     "Determination Date" with respect to any Collection Period, means the eighth day of the calendar month following such Collection Period (or, if the eighth day is not a Business Day, the immediately preceding Business
Day).

     "Distribution Date" means the 15th day of each month (or, if the 15th day is not a Business Day, the next succeeding Business Day), commencing October 15, 1996.

     "Eligible Bank" means any depository institution with trust powers (which may be Servicer or Trustee), organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), which has a net worth in excess of $50,000,000, the deposits of which are insured to the full extent permitted by law by the Federal Deposit Insurance Corporation, which is subject to supervision and examination by Federal or state banking authorities and which has (a) a rating of at least P-1 from Moody's and A-1+ from S&P with respect to short-term deposit obligations, or (b) a rating of A2 or higher from Moody's and AAA from S&P with respect to long-term unsecured debt obligations. If such depository institution publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then the combined capital and surplus of such institution shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     "Eligible Deposit Account" means either (a) a segregated account with an Eligible Bank or (b) a segregated trust account with the trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having trust powers and acting as trustee for funds deposited in such account, so long as the long-term unsecured debt of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade. Any such accounts (other than the Reserve Account) may be maintained with The Fifth Third Bank, or any of its Affiliates, if such accounts meet the requirements described in the preceding sentence.

     "Eligible Investments" mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

           (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

           (b) demand deposits, time deposits or certificates of deposit of any depository institution (including Seller or any Affiliate of Seller) or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); provided that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Distribution Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating from S&P of A-1+ and from Moody's of P-1;

           (c) commercial paper (including commercial paper of Seller or any Affiliate of Seller) having, at the time of the investment or contractual commitment to invest therein, a rating from S&P of A-1+ and from Moody's of P-1;

           (d) investments in money market funds (including funds for which Seller or Trustee or any of their respective Affiliates is investment manager or advisor) having a rating from S&P of AAA-m or AAAm-G and from Moody's of Aaa;

           (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

           (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) referred to in clause (b) above; and

           (g) any other investment which would not cause either Rating Agency to downgrade or withdraw its then current rating of any class of Certificates.

     "Eligible Servicer" means a Person which, at the time of its appointment as Servicer, (a) has a net worth of not less than $50,000,000,
(b) is servicing a portfolio of motor vehicle retail installment sales contracts and/or motor vehicle loans, (c) is legally qualified, and has the capacity, to service the Receivables, (d) has demonstrated the ability to service a portfolio of motor vehicle loans similar to the Receivables professionally and competently in accordance with standards of skill and care that are consistent with prudent industry standards, and (e) is qualified and entitled to use pursuant to a license or other written agreement, and agrees to maintain the confidentiality of, the software which Servicer uses in connection with performing its duties and responsibilities under this Agreement or obtains rights to use, or develops at its own expense, software which is adequate to perform its duties and responsibilities under this Agreement.

     "ERISA" means the Employment Retirement Income Security Act of 1974.

     "Exchange Act" means the Securities Exchange Act of 1934.

     "Expected Interest" means, with respect to any Distribution Date, an amount equal to the product of (a) one-twelfth of the Weighted Average Contract Rate for the related Collection Period multiplied by (b) an amount equal to the result of the Pool Balance as of the beginning of the first day of the related Collection Period minus the sum of the Principal Balances of the Non-Advance Receivables for such Distribution Date.

     "Final Scheduled Distribution Date" means the March 2002 Distribution
Date.

     "Final Scheduled Maturity Date" means the last day of the Collection Period immediately preceding the Collection Period during which the Final Scheduled Distribution Date falls.

     "Financed Vehicle" means, with respect to a Receivable, the Motor Vehicle, together with all accessories and accessions thereto, securing or purporting to secure the indebtedness under such Receivable.

     "Holder" means the Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent, request or waiver pursuant to this Agreement, the interest evidenced by any Certificate registered in the name of Seller, Servicer or any Person actually known to an Authorized Officer of Trustee to be an Affiliate of Seller or Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, request or waiver shall have been obtained.

     "Indemnified Person" is defined in Section 11.4.

     "Indemnifying Person" is defined in Section 11.4

     "Initial Principal Balance" means, in respect of a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and related costs, including accessories, service and warranty contracts, insurance premiums, other items customarily financed as part of retail motor vehicle loans and other fees charged by Seller or Seller Affiliate or Dealer and included in the amount to be financed, the total of which is shown as the initial principal balance in the note and security agreement evidencing and securing such Receivable.

     "Insurance Policies" means, all credit life and disability insurance policies maintained by the Obligors and all Physical Damage Insurance Policies.

     "Interest Collections" means, for any Distribution Date, the sum of the following amounts for the related Collection Period: (a) that portion of the Collections on the Receivables received during the related Collection Period that is allocable to interest in accordance with Servicer's customary procedures; (b) all Liquidation Proceeds received during the related Collection Period; and (c) all Purchase Amounts, to the extent allocable to accrued interest, of all Receivables that are purchased by Seller or Servicer under an obligation which arose during the related Collection Period. "Interest Collections" for any Distribution Date shall exclude all payments and proceeds of any Receivables the Purchase Amount of which has been distributed on a prior Distribution Date.

     "Interest Shortfall" means, with respect to any Distribution Date, the lesser of (a) the amount (if any) by which the Expected Interest for such Distribution Date exceeds the Net Interest Collections for such Distribution Date and (b) the amount (if any) by which the sum of any unpaid Servicing Fees for the related Collection Period and prior Collection Periods and the Class A Interest Distributable Amount and the Class B Interest Distributable Amount for such Distribution Date exceeds the Net Interest Collections for such Distribution Date.

     "Lien" means a security interest, lien, charge, pledge, preference, participation interest or encumbrance of any kind, other than tax liens, mechanics' or materialmen's liens and other liens for work, labor or materials, judicial liens and any liens that may attach by operation of law.

     "Liquidation Proceeds" means, with respect to any Receivable which has become a Defaulted Receivable, (a) insurance proceeds received by Servicer with respect to the Insurance Policies and any proceeds from lender's single interest insurance policies to the extent not included in Collections, (b) amounts received by Servicer in connection with such Defaulted Receivable pursuant to the exercise of rights under the related note and security agreement, and (c) the monies collected by Servicer (from whatever source, including proceeds of a sale of a Financed Vehicle or a deficiency balance recovered after the charge-off of the related Receivable or as a result of the exercise of any rights against the related Dealer) on such Defaulted Receivable net of any expenses incurred by Servicer in connection therewith (or, in the case of proceeds of deficiency claims, net of expenses incurred by Servicer in connection with deficiency claims on an aggregate basis) and any payments required by law to be remitted to the Obligor.

     "Majority Holders" means Holders of Certificates evidencing not less than a majority of the aggregate outstanding principal balance of the Class A Certificates and the Class B Certificates taken together as a single class.

     "Moody's" means Moody's Investors Service, Inc.

     "Motor Vehicle" means a new or used automobile or light duty truck which is financed by a retail motor vehicle loan originated by Seller, a Seller Affiliate or another financial institution.

     "Motor Vehicle Loan" means a retail motor vehicle loan secured by a Motor Vehicle originated by Seller or a Seller Affiliate or another financial institution.

     "Net Interest Collections" means, with respect to any Distribution Date, the greater of (a) zero and (b) Interest Collections for such Distribution Date minus the Outstanding Advances as of such Distribution Date.

     "Non-Advance Receivables" means, with respect to any Distribution Date, any Receivables which became Defaulted Receivables during the related Collection Period or which Servicer, in its sole discretion, believes are likely to become Defaulted Receivables.

     "Net Loss Ratio" means, for any Collection Period, an amount, expressed as a percentage, equal to (a) the Aggregate Net Losses for such Collection Period, divided by (b) the average of the Pool Balances on each of the first day of such Collection Period and the last day of such Collection Period.

     "Obligor" means the borrower or co-borrowers under the related Receivable, the proceeds of which were applied to purchase in part or in whole a related Financed Vehicle, and any co-signer of the Receivable or other Person who owes or may be primarily or secondarily liable for payments under such Receivable.

     "Officer's Certificate" means a certificate signed by the chairman, the president, any vice president or the treasurer of Seller or Servicer, as the case may be, and delivered to Trustee.

     "Opinion of Counsel" means a written opinion of counsel (who may be an employee of Seller or Servicer or any of their Affiliates) reasonably acceptable in form to Trustee.

     "Original Certificate Balance" means the sum of the Original Class A Certificate Balance and the Original Class B Certificate Balance.

     "Original Class A Certificate Balance" means $383,843,909.89.

     "Original Class B Certificate Balance" means $28,892,000.00.

     "Original Pool Balance" means the Pool Balance as of the Cutoff Date.

     "Outstanding Advances" means, as of any date, all Advances made by Servicer with respect to prior Distribution Dates which have not been reimbursed pursuant to Section 4.3.

     "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "Physical Damage Insurance Policy" means a theft and physical damage insurance policy maintained by the Obligor under a Receivable, providing coverage against loss or damage to or theft of the related Financed Vehicle.

     "Pool Balance" means, at any time, the sum of the outstanding Principal Balances of the Receivables (excluding Defaulted Receivables) at such time.

     "Pool Factor" means, with respect to any Collection Period, the Pool Balance as of the last day of such Collection Period divided by the Original Pool Balance, expressed as a seven-digit decimal.

     "Principal Balance" means, as of any time, for any Receivable, the Cutoff Date Principal Balance minus the sum of the portions of all payments received from or on behalf of the related Obligor after the Cutoff Date and prior to such time that are allocable to principal in accordance with the terms of the Receivable.

     "Purchase Amount" of any Receivable means, with respect to any Deposit Date, an amount equal to the sum of (a) the outstanding Principal Balance of such Receivable as of the last day of the preceding Collection Period and (b) the amount of accrued and unpaid interest on such Principal Balance at the related Contract Rate from the date a payment was last made by or on behalf of the Obligor through and including the last day of such preceding Collection Period, in each case after giving effect to the receipt of monies collected on such Receivable in such preceding Collection Period.

     "Purchased Receivable" means, at any time, a retail motor vehicle loan included in the Schedule of Receivables as to which payment of the Purchase Amount has previously been made by Seller or Servicer pursuant to this Agreement.

     "Rating Agencies" means Moody's and S&P.

     "Realized Losses" means, for any Collection Period, the aggregate principal balances of any Receivables that became Defaulted Receivables during such Collection Period.

     "Receivable" means each fixed rate retail motor vehicle loan described in the Schedule of Receivables, but excluding Defaulted Receivables to the extent the Principal Balances thereof have been deposited in the Collection Account and any Purchased Receivables.

     "Receivable File" is defined in Section 2.5.

     "Record Date" means, subject to Section 1.4, with respect to any Distribution Date, the last day of the related Collection Period.

     "Related Agreements" means the Certificates, the Depository Agreement and the underwriting agreement between Seller and the underwriter of the Certificates. The Related Agreements to be executed by any party are referred to herein as "such party's Related Agreements", "its Related Agreements" or by a similar expression.

     "Required Rating" means a rating with respect to short term deposit obligations of at least P-1 by Moody's and at least A-1 by S&P.

     "Reserve Account" means the account established, maintained and designated as the "Reserve Account" pursuant to Section 4.6.

     "Reserve Account Initial Deposit" means cash or Eligible Investments having a value of at least $14,445,756.84.

     "Reserve Account Property" is defined in Section 4.6.

     "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

     "Schedule of Receivables" means, the list identifying the retail motor vehicle loans to be conveyed to the Trust by Seller delivered to Trustee and on file at the offices of Seller and Trustee.

     "Securities Intermediary" means the institution at which the Reserve Account is maintained from time to time.

     "Seller" means The Fifth Third Bank, in its capacity as seller of the Receivables to the Trust under this Agreement, or any successor pursuant to
Section 6.3.

     "Seller Affiliate" means each Affiliate of the Seller that is transferring Receivables to Seller for purposes of sale to the Trust.

     "Servicer" means The Fifth Third Bank, in its capacity as servicer of the Receivables under this Agreement, any successor pursuant to Section 7.3 or any successor Servicer appointed and acting pursuant to Section 8.2.

     "Servicer Default" means an event specified in Section 8.1.

     "Servicer's Report" is defined in Section 3.9.

     "Servicing Fee" means, with respect to any Distribution Date, an amount equal to the product of (a) one-twelfth of the Servicing Fee Rate, multiplied by (b) the Pool Balance as of the beginning of the first day of the preceding Collection Period.

     "Servicing Fee Rate" shall be 1.0% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months.

     "Servicing Officer" means any individual involved in, or responsible for, the administration and servicing of the Receivables, whose name appears on a list of servicing officers attached to an Officer's
Certificate furnished to Trustee by Servicer, as such list may be amended from time to time by Servicer in writing.

     "Simple Interest Method" means the method of allocating a fixed level payment between principal and interest, pursuant to which such payment is allocated first to accrued and unpaid interest at the Contract Rate on the unpaid principal balance and the remainder of such payment is allocable to principal.

     "Simple Interest Receivable" means any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

     "Specified Reserve Account Balance" means with respect to any Distribution Date, 5% of the Pool Balance as of the last day of the preceding Collection Period, but in any event will not be less than the lesser of (a) $6,191,038.65 and (b) the sum of (i) such Pool Balance, plus
(ii) an amount equal to the product of the Class A Percentage times such Pool Balance times the sum of the Class A Certificate Rate and the Servicing Fee Rate times a fraction the numerator of which is the number of remaining Distribution Dates through and including the Final Scheduled Distribution Date and the denominator of which is 12 plus (iii) the product of the Class B Percentage times such Pool Balance times the sum of the Class B Certificate Rate and the Servicing Fee Rate times a fraction the numerator of which is the number of remaining Distribution Dates through and including the Final Scheduled Distribution Date and the denominator of which is 12; provided that the Specified Reserve Account Balance will be calculated using a percentage of 8% for any Distribution Date (beginning December 16, 1996) on which the Average Net Loss Ratio exceeds 1.50% or the Average Delinquency Ratio exceeds 1.50%. The Specified Reserve Account Balance may be reduced to a lesser amount as determined by Seller so long as Seller and Trustee have received written confirmation from each Rating Agency that such reduction will not cause such Rating Agency to withdraw or downgrade its ratings of the Certificates.

     "The Fifth Third Bank" means The Fifth Third Bank, an Ohio banking corporation.

     "Trust" means the trust created by this Agreement, which shall be known as The Fifth Third Bank Auto Trust 1996-B.

     "Trustee" means Harris Trust and Savings Bank, an Illinois banking corporation, as Trustee under this Agreement and any successor Trustee appointed and acting pursuant to this Agreement.

     "Trust Property" means: the Receivables; all monies received under the Receivables after the Cutoff Date; such amounts as from time to time may be held in the Collection Account, the Class A Distribution Account and the Class B Distribution Account (including the Account Property related thereto); security interests in the Financed Vehicles; Seller's rights (if any) to receive proceeds from claims on Insurance Policies covering the Financed Vehicles or the Obligors or from claims under any lender's single interest insurance policy naming Seller or any Seller Affiliate relating to any Receivable; proceeds of purchase of any Receivable by a Dealer under the related Dealer Agreements; Seller's rights to all documents and information contained in the Receivable Files; the rights of the Trust under this Agreement; and all proceeds of the foregoing. Notwithstanding anything to the contrary contained herein, the Trust Property shall not include, and the Trust shall not have any right to, the Reserve Account or any funds actually or deemed to be deposited in such account or any investments therein.

     "UCC" means the Uniform Commercial Code as in effect in the State of Ohio.

     "Weighted Average Contract Rate" means, with respect to any Collection Period, the weighted average of the Contract Rates of the Receivables (but excluding any Non-Advance Receivable), weighted based on the Principal Balance of each such Receivable as of the first day of such Collection Period.

     SECTION 1.2. Other Interpretative Provisions. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant hereto unless otherwise defined therein. For purposes of this Agreement and all such certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (b) terms defined in Article 9 of the UCC as in effect in the State of Ohio and not otherwise defined in this Agreement are used as defined in that Article; (c) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (d) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of this Agreement (or such certificate or document); (e) references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to this Agreement (or the certificate or other document in which the reference is made), and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (f) the term "including" means "including without limitation"; (g) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (h) references to any Person include that Person's successors and assigns; and (i) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     SECTION 1.3. Calculations. All calculations of the amount of interest accrued on the Certificates during any Collection Period and all calculations of the amount of the Servicing Fee payable with respect to a Collection Period shall be made on the basis of a 360-day year consisting of twelve 30-day months.

     SECTION 1.4. References. All references to the Record Date prior to the first Record Date in the life of the Trust shall be to the Closing Date. All references to the first day of a Collection Period shall refer to the opening of business on such day. All references to the last day of a Collection Period shall refer to the close of business on such day. All references herein to the close of business means the close of business, Cincinnati, Ohio time.

     SECTION 1.5. Action by or Consent of Holders. Whenever any provision of this Agreement refers to action to be taken, or consented to, by Holders, such provision shall be deemed to refer to Holders of record as of the Record Date immediately preceding the date on which such action is to be taken, or consented to, by Holders.

ARTICLE II.  THE TRUST PROPERTY.

     SECTION 2.1. Conveyance of Trust Property. In consideration of Trustee's delivery to Seller or its designee of authenticated Certificates, in authorized denominations, in an aggregate amount equal to the Original Certificate Balance, Seller hereby sells, transfers, assigns and conveys to Trustee, upon the terms and conditions hereof, in trust for the benefit of the Holders, the Trust Property, without recourse (except to the extent of Seller's obligations under this Agreement and the Related Agreements). The sale, transfer, assignment and conveyance made hereunder shall not constitute and is not intended to result in an assumption by Trustee, any Holder or any Certificate Owner of any obligation of Seller to the Obligors or any other Person in connection with the Receivables and the other Trust Property or any agreement, document or instrument related thereto.

     SECTION 2.2. Representations and Warranties as to Each Receivable. Seller hereby makes the following representations and warranties as to each Receivable conveyed by it to the Trust hereunder on which Trustee shall conclusively rely in accepting the Trust Property in trust and authenticating the Certificates. Unless otherwise indicated, such representations and warranties shall speak as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables and the other Trust Property to the Trust.

           (a) Characteristics of Receivables. The Receivable has been fully and properly executed by the parties thereto and (i) has been originated by Seller or a Seller Affiliate through Dealers in the ordinary course of its business and in accordance with Seller's underwriting standards to finance the retail sale by a Dealer of the Financed Vehicle or acquired by Seller or a Seller Affiliate through the acquisition of a financial institution that owned such Receivable,
     (ii) is secured by a valid, subsisting, binding and enforceable first priority security interest in favor of Seller or a Seller Affiliate in the Financed Vehicle (subject to administrative delays and clerical errors on the part of the applicable government agency and to any statutory or other lien arising by operation of law after the Closing Date which is prior to such security interest), which security interest is assignable together with such Receivable, and has been so assigned, (A) in the case of a security interest in favor of a Seller Affiliate, to Seller, and subsequently assigned by Seller to Trustee, and (B) in all other cases, directly by Seller to Trustee, (iii) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, (iv) provided, at origination, for level monthly payments (provided that the amount of the last payment may be different), which fully amortize the Initial Principal Balance over the original term, (v) provides for interest at the Contract Rate specified in the Schedule of Receivables (vi) was originated in the United States and (vii) the Obligor of which is not a government or a governmental subdivision or agency.

           (b) Schedule of Receivables. The information set forth in the Schedule of Receivables was true and correct as of the close of business on the Cutoff Date.

           (c) Compliance with Law. The Receivable complied at the time it was originated or made, and will comply as of the Closing Date, in all material respects with all requirements of applicable federal, state and local laws, and regulations thereunder, including, to the extent applicable, usury laws, the Federal Truth in Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, Federal Reserve Board Regulations B and Z and any other consumer credit, consumer protection, equal opportunity and disclosure laws.

           (d) Binding Obligation. The Receivable constitutes the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable in all material respects by the holder thereof in accordance with its terms, and the Receivable is not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury.

           (e) Lien in Force. Neither Seller nor any Seller Affiliate has taken any action which would have the effect of releasing the related Financed Vehicle from the Lien granted by the Receivable in whole or in part.

           (f) No Amendment or Waiver. No material provision of the Receivable has been amended, waived, altered or modified in any respect, except such waivers as would be permitted under this Agreement, and no amendment, waiver, alteration or modification causes such Receivable not to conform to the other representations or warranties contained in this Section.

           (g) No Liens. Neither Seller nor any Seller Affiliate has received notice of any Liens or claims, including Liens for work, labor, materials or unpaid state or federal taxes, relating to the Financed Vehicle securing the Receivable, that are or may be prior to or equal to the Lien granted by the Receivable.

           (h) No Default. To the knowledge of Seller, no default, breach, violation or event permitting acceleration under the terms of the Receivable exists and no continuing condition that with notice or lapse of time, or both, would constitute a default, breach, violation or event permitting acceleration under the terms of the Receivable has arisen except for payment delinquencies continuing for a period of not more than 30 days as of the Cutoff Date.

           (i) Insurance. The Receivable requires the Obligor to insure the Financed Vehicle under a Physical Damage Insurance Policy, pay the premiums for such insurance and keep such insurance in full force and effect.

           (j) Good Title. Immediately prior to the transfer and assignment herein contemplated, Seller had good and marketable title to the Receivable free and clear of any Lien and had full right and power to transfer and assign the Receivable to the Trust and immediately upon the transfer and assignment of the Receivable to the Trust, the Trust shall have good and marketable title to the Receivable, free and clear of any Lien; and the Trust's interest in the Receivable resulting from the transfer has been perfected under the UCC.

           (k) Obligations. Seller and each Seller Affiliate has duly fulfilled all obligations on its part to be fulfilled under, or in connection with, the Receivable.

           (l) Possession. There is only one original executed Receivable, and immediately prior to the Closing Date, Seller will have possession of such original executed Receivable.

     SECTION 2.3. Representations and Warranties as to the Receivables in the Aggregate and Actions of Seller. Seller hereby makes the following representations and warranties as to the Receivables conveyed by it to the Trust hereunder on which Trustee shall rely in accepting the Trust Property in trust and authenticating the Certificates. Unless otherwise indicated, such representations and warranties shall speak as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables and the other Trust Property to the Trust.

           (a)  Amounts. The Original Pool Balance was $412,735,909.89.

           (b) Individual Characteristics. The Receivables have the following individual characteristics as of the Cutoff Date: (i) each Receivable is secured by either a new or used automobile or light duty truck; (ii) each Receivable has a Contract Rate of at least 8.00% and not more than 12.00%; (iii) each Receivable had an original term to maturity of more than 66 months and a remaining maturity, as of the Cutoff Date, of not less than 6 months and not more than 60 months;
     (iv) each Receivable had an Initial Principal Balance of not more than $100,098.00 and a Cutoff Date Principal Balance of not less than $1,003.34 nor more than $98,609.48; (v) no Receivable was more than 30 days past due as of the Cutoff Date; (vi) no Financed Vehicle had been repossessed as of the Cutoff Date; (vii) no Receivable was subject to a force-placed physical damage insurance policy on the related Financed Vehicle; (viii) each Receivable is a Simple Interest Receivable; (ix) Seller or a Seller Affiliate has received at least one payment on each Receivable; and (x) the Dealer of the Financed Vehicle has no participation in, or other right to receive, any proceeds of the Receivable. The Receivables were selected using selection procedures that were not intended by Seller to be adverse to the Holders.

           (c) Aggregate Characteristics. The Receivables had the following characteristics in the aggregate as of the Cutoff Date: (i) approximately 37.24% of the Original Pool Balance was attributable to loans for purchases of new Financed Vehicles (it being understood that Servicer's computer records and data processors record a Financed Vehicle as new for this purpose if the model year and year of the related note and security agreement evidencing the Receivable are the same, which causes some Financed Vehicles that may have had previous owners to be classified as new), and approximately 62.76% of the Original Pool Balance was attributable to loans for purchases of used Financed Vehicles; (ii)approximately 66.45%, 13.48%, 10.05% and 8.07% of the Original Pool Balance was attributable to Receivables the mailing addresses of the Obligors with respect to which are located in the States of Ohio, Kentucky, Indiana and Michigan, respectively, and no other state accounts for more than 1.0% of the Original Pool Balance; (iii) the weighted average Contract Rate of the Receivables was 9.189%; (iv) there are 42,851 Receivables being conveyed by Seller to the Trust; (v) the average Cutoff Date Principal Balance of the Receivables was $9,631.89; (vi) the weighted average original term and weighted average remaining term of the Receivables were 55 months and 46 months, respectively; and (vii) not more than 1.2% of the Original Principal Balance is attributable to Acquired Receivables.

           (d) Marking Records. By the Closing Date, Seller shall have caused the portions of Seller's and each Seller Affiliate's electronic master record of retail motor vehicle loans relating to the Receivables to be clearly and unambiguously marked to show that such Receivables constitute part of the Trust Property and are owned by the Trust in accordance with the terms of this Agreement.

           (e) No Assignment. As of the Closing Date, Seller shall not have taken any action to convey any right to any Person that would result in such Person having a right to payments received under the Insurance Policies or Dealer Agreements, or payments due under the Receivables that is senior to, or equal with, that of the Trust.

     SECTION 2.4. Repurchase upon Breach. Seller, Servicer or Trustee, as the case may be, shall inform the other parties promptly, in writing, upon the discovery of any breach or failure to be true of the warranties made by Seller pursuant to Section 2.2 or 2.3, provided that (a) the failure to give such notice shall not affect any obligation of Seller and (b) Trustee shall not be deemed to have discovered any such breach or failure unless Trustee has been notified of such breach or failure in accordance with
Section 11.6 or an Authorized Officer of Trustee otherwise has actual knowledge of such breach or failure. If the breach or failure shall not have been cured by the last day of the Collection Period which includes the 60th day after the date on which Seller becomes aware of, or receives written notice from Trustee or Servicer of, such breach or failure and such breach or failure materially and adversely affects the interests of the Trust and the Holders in any Receivable, Seller shall repurchase each such Receivable from the Trust as of such last day of such Collection Period. In consideration of the purchase of a Receivable hereunder, Seller shall remit the Purchase Amount of such Receivable, no later than the close of business on the next Deposit Date, in the manner specified in Section 4.4. Except as provided in Section 6.2, the sole remedy of the Trust, Trustee or the Holders with respect to a breach or failure to be true of the warranties made by Seller pursuant to Section 2.2 or 2.3 shall be to require Seller to repurchase Receivables pursuant to this Section.

     SECTION 2.5. Custodian of Receivable Files. (a) Custody. To assure uniform quality in servicing the Receivables and to reduce administrative costs, Trustee, upon the execution and delivery of this Agreement, revocably appoints the Custodian, as agent, and the Custodian accepts such appointment, to act as agent on behalf of Trustee to maintain custody of the following documents or instruments, which are hereby constructively delivered to Trustee with respect to each Receivable (collectively, a "Receivable File"):

           (i)  the fully executed original of the Receivable;

           (ii) any documents customarily delivered to or held by Seller or Servicer evidencing the existence of any Physical Damage Insurance Policies;

           (iii) the original credit application, fully executed by the Obligor;

           (iv) the original certificate of title, or such other documents as Seller or a Seller Affiliate, as appropriate, keeps on file, in accordance with its customary procedures, evidencing the security interest of Seller or such Seller Affiliate in the Financed Vehicle;

           (v) electronic entries and originals or true copies of all documents, instruments or writings relating to extensions, amendments or waivers of the Receivable; and

           (vi) any and all other documents or electronic records that Seller or Servicer, as the case may be, keeps on file, in accordance with its customary procedures, relating to the Receivable, the Obligor or the Financed Vehicle.

     (b) Safekeeping. Servicer, in its capacity as Custodian, shall hold the Receivable Files as agent on behalf of Trustee for the benefit of all present and future Holders, and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable as shall enable Servicer and Trustee to comply with the terms and provisions of this Agreement applicable to them. In performing its duties as Custodian hereunder, the Custodian shall act with reasonable care, exercising the degree of skill, attention and care that Servicer exercises with respect to receivable files relating to other similar motor vehicle loans owned and/or serviced by the Custodian and that is consistent with industry standards. The Custodian shall maintain the Receivable Files in such a manner as shall enable Trustee to verify, if Trustee so elects, the accuracy of the record keeping of Servicer. Servicer shall promptly report to Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided, and promptly take appropriate action to remedy any such failure. The Custodian hereby acknowledges receipt of the Receivable File for each Receivable listed on the Schedule of Receivables.

     (c) Maintenance of and Access to Records. The Custodian shall maintain each Receivable File at the location specified in Schedule A to this Agreement, or at such other office of the Custodian within the United States as shall be specified to Trustee by 30 days' prior written notice. Upon Trustee's reasonable request, the Custodian shall make available to Trustee or its agents (or, when requested in writing by Trustee, to its attorneys or auditors) the Receivable Files and the related accounts, records and computer systems maintained by the Custodian at such times during the normal business hours of the Custodian for purposes of inspecting, auditing or making copies or abstracts of the same.

     (d) Release of Documents. Upon written instructions from Trustee, the Custodian shall release any document in the Receivable Files to Trustee, Trustee's agent or Trustee's designee, as the case may be, at such place or places as Trustee may designate, as soon thereafter as is practicable. Any document so released shall be handled by Trustee with due care and returned to the Custodian for safekeeping as soon as Trustee or its agent or designee, as the case may be, shall have no further need therefor.

     (e) Title to Receivables. The Custodian agrees that, in respect of any Receivable File held by the Custodian hereunder, the Custodian will not at any time have or in any way attempt to assert any interest in such Receivable File or the related Receivable, other than solely for the purpose of collecting or enforcing the Receivable for the benefit of the Trust and that the entire equitable interest in such Receivable and the related Receivable File shall at all times be vested in the Trust.

     (f) Instructions; Authority to Act. The Custodian shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by an Authorized Officer of Trustee. A certified copy of excerpts of certain resolutions of the Board of Directors of Trustee shall constitute conclusive evidence of the authority of any such Authorized Officer to act and shall be considered in full force and effect until receipt by the Custodian of written notice to the contrary given by Trustee.

     (g) Custodian's Indemnification. The Custodian shall indemnify and hold harmless Trustee, its officers, directors, employees and agents and the Holders from and against any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred or asserted against Trustee or the Holders as the result of the negligence or willful misconduct of the Custodian relating to the maintenance and custody of the Receivable Files; provided that the Custodian shall not be liable hereunder to the extent that such liabilities, obligations, losses, compensatory damages, payments, costs or expenses result from the willful misfeasance, bad faith or negligence of Trustee. Indemnification under this Section 2.5(g) shall include reasonable fees and expenses of counsel and expenses of litigation and shall survive termination of this Agreement and the resignation or removal of Trustee. If Custodian shall have made any indemnity payments to Trustee pursuant to this Section and Trustee thereafter shall collect any of such amounts from Persons other than Custodian, Trustee shall immediately upon receipt thereof repay such amounts to Custodian, without interest.

     (h) Effective Period and Termination. Servicer's appointment as Custodian shall become effective as of the Cutoff Date and shall continue in full force and effect until terminated pursuant to this subsection (h). If Servicer shall resign as Servicer in accordance with Section 7.5 or if all of the rights and obligations of Servicer shall have been terminated under Section 8.1, the appointment of Servicer as Custodian hereunder may be terminated by Trustee or by the Majority Holders, in the same manner as Trustee or such Holders may terminate the rights and obligations of Servicer under Section 8.1. Trustee may terminate Servicer's appointment as Custodian hereunder at any time with cause, or with 30 days' prior notice without cause, upon written notification to Servicer. As soon as practicable after any termination of such appointment Servicer shall deliver, or cause to be delivered, the Receivable Files to Trustee, Trustee's agent or Trustee's designee at such place or places as Trustee may reasonably designate. Notwithstanding any termination of Servicer as Custodian hereunder (other than in connection with a termination resulting from the termination of Servicer, as such, pursuant to Section 8.1), from and after the date of such termination, and for so long as Servicer is acting as such pursuant to this Agreement, Trustee shall provide, or cause the successor Custodian to provide, access to the Receivable Files to Servicer, at such times as Servicer shall reasonably request, for the purpose of carrying out its duties and responsibilities with respect to the servicing of the Receivables hereunder.


ARTICLE III.    ADMINISTRATION AND SERVICING OF TRUST PROPERTY.

     SECTION 3.1. Duties of Servicer. (a) Servicer is hereby authorized to act as agent for the Trust and in such capacity shall manage, service, administer and make collections on the Receivables, and perform the other actions required by Servicer under this Agreement, with reasonable care. Without limiting the standard set forth in the preceding sentence, Servicer shall use a degree of skill, attention and care that is not less than Servicer exercises with respect to comparable motor vehicle loans that it services for itself or others and that is consistent with prudent industry standards. Servicer's duties shall include the collection and posting of all payments, responding to inquiries by Obligors on the Receivables, or by federal, state or local governmental authorities, investigating delinquencies, sending payment coupons to Obligors, reporting required tax information to Obligors, accounting for Collections, monitoring the status of Physical Damage Insurance Policies with respect to the Financed Vehicles, furnishing monthly and annual statements to Trustee with respect to distributions, providing collection and repossession services in the event of Obligor default and performing the other duties specified herein. Servicer shall also administer and enforce all rights and responsibilities of the holder of the Receivables provided for in the Physical Damage Insurance Policies and the Dealer Agreements. Without limiting the generality of the foregoing, Servicer is hereby authorized and empowered by Trustee to execute and deliver, on behalf of itself, the Trust, Trustee and the Holders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables or to the Financed Vehicles, all in accordance with this Agreement; provided that notwithstanding the foregoing, Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Receivable or waive the right to collect the unpaid balance of any Receivable from the Obligor, except in connection with a de minimis deficiency which Servicer would not attempt to collect in accordance with its customary procedures. If Servicer shall commence a legal proceeding to enforce a Receivable, Trustee shall thereupon be deemed to have automatically assigned such Receivable to Servicer, which assignment shall be solely for purposes of collection. Trustee shall furnish Servicer with any powers of attorney and other documents or instruments necessary or appropriate to enable Servicer to carry out its servicing and administrative duties hereunder.

     (b) Servicer may, at any time without notice or consent, delegate (i) any or all duties under this Agreement to any Person more than 50% of the voting securities of which are owned, directly or indirectly, by Fifth Third Bancorp, an Ohio corporation, so long as The Fifth Third Bank acts as Servicer, or (ii) specific duties to sub-contractors who are in the business of performing such duties; provided that no such delegation shall relieve Servicer of its responsibility with respect to such duties and Servicer shall remain obligated and liable to Trustee and the Holders for servicing and administering the Receivables in accordance with this Agreement as if Servicer alone were performing such duties.

     SECTION 3.2. Collection of Receivable Payments. (a) Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and otherwise act with respect to the Receivables, the Physical Damage Insurance Policies, the Dealer Agreements and the other Trust Property in such manner as will, in the reasonable judgment of Servicer, maximize the amount to be received by the Trust with respect thereto, in accordance with the standard of care required by Section 3.1. Servicer shall be entitled to amend or modify any Receivable in accordance with its customary procedures if Servicer believes in good faith that such amendment or modification is in the best interests of the Trust and may also permit extensions not more than once per year; provided that Servicer may not, unless ordered by a court of competent jurisdiction or otherwise required by applicable law,
(i) extend a Receivable beyond the Final Scheduled Maturity Date, (ii) amend or modify the Principal Balance or Contract Rate of any Receivable, or (iii) amend or otherwise modify any Receivable if such amendment or modification would result in a deemed exchange of such Receivable under
Section 1001 of the Code. In the event that Servicer fails to comply with the provisions of the preceding sentence, Servicer shall be required to purchase the Receivable or Receivables affected thereby, for the Purchase Amount, in the manner specified in Section 3.7 as of the close of business for the Collection Period in which such failure occurs. Servicer may, in its discretion (in accordance with its customary standards, policies and procedures), waive any prepayment charge, late payment charge, extension fee or any other fee that may be collected in the ordinary course of servicing a Receivable.

     (b) If in the course of collecting payments under the Receivables, Servicer determines to set off any obligation of Servicer to an Obligor against an amount payable by the Obligor with respect to such Receivable, Servicer shall deposit the amount so set off in the Collection Account, no later than the close of business on the Deposit Date for the Collection Period in which the set-off occurs. All references herein to payments or Liquidation Proceeds collected by Servicer shall include amounts set-off by Servicer.

     SECTION 3.3. Realization upon Receivables. On behalf of the Trust, Servicer shall charge off a Receivable as a Defaulted Receivable in accordance with its customary standards (and, in no event later than 150 days after a Receivable shall have become delinquent) and shall use its best efforts to repossess and liquidate the Financed Vehicle securing any Defaulted Receivable as soon as feasible after default, in accordance with the standard of care required by Section 3.1. In taking such action, Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of motor vehicle loans, and as are otherwise consistent with the standard of care required under Section 3.1, which shall include exercising any rights under the Dealer Agreements and selling the Financed Vehicle at public or private sale. Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle into cash proceeds and pursuing any deficiency claim against the related Obligor, but only out of the cash proceeds of such Financed Vehicle or any deficiency obtained from the Obligor (except that the expenses of pursuing deficiency claims may be deducted on a ratable basis from amounts obtained from deficiency claims on an aggregate basis), which amounts may be retained by Servicer (and shall not be required to be deposited in the Collection Account) to the extent of such expenses. The foregoing shall be subject to the provision that, in any case in which a Financed Vehicle shall have suffered damage, Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds of the related Receivable by an amount equal to or greater than the amount of such expenses.

     If Servicer elects to commence a legal proceeding to enforce a Dealer Agreement, the act of commencement shall be deemed to be an automatic assignment from Trustee to Servicer of the rights under such Dealer Agreement. If, however, in any enforcement suit or legal proceeding, it is held that Servicer may not enforce a Dealer Agreement on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement, Trustee, at Servicer's expense, or Seller, at Seller's expense, shall take such steps as Servicer deems necessary to enforce the Dealer Agreement, including bringing suit in its name or the names of the Holders.

     SECTION 3.4. Physical Damage Insurance. (a) The Receivables require that each Financed Vehicle be insured under a Physical Damage Insurance Policy. Servicer shall monitor the status of such physical damage insurance coverage to the extent consistent with its customary servicing procedures. If Servicer shall determine that an Obligor has failed to obtain or maintain a Physical Damage Insurance Policy covering the related Financed Vehicle, Servicer shall use its best efforts to enforce the rights of the holder of the Receivable under the Receivable to require the Obligor to obtain such physical damage insurance, provided that Servicer shall not be required to take such actions if there is in place a lender's single interest policy with respect to the related Financed Vehicle that complies with Servicer's customary requirements or if the Obligor resides in the State of Michigan. It is understood that Servicer will not "force-place" any Physical Damage Insurance Policy on any Financed Vehicle.

     (b) Servicer may sue to enforce or collect upon the Physical Damage Insurance Policies, in its own name, if possible, or as agent for the Trust. If Servicer elects to commence a legal proceeding to enforce a Physical Damage Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Trust under such Physical Damage Insurance Policy to Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that Servicer may not enforce a Physical Damage Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Physical Damage Insurance Policy, Trustee, on behalf of the Trust, at Servicer's expense, or Seller, at Servicer's expense, shall take such steps as Servicer shall direct in writing to enforce such Physical Damage Insurance Policy, including bringing suit in its name or the name of Trustee for the benefit of the Holders. Servicer shall make all claims and enforce its rights under any lender's single interest insurance policy (to the extent such claims or rights related to Receivables) for the benefit of the Trust and shall treat as Collections all related proceeds of such policies.

     SECTION 3.5. Maintenance of Security Interests in Financed Vehicles. Servicer, in accordance with the standard of care required under Section 3.1, shall take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle for the benefit of the Trust. Trustee, on behalf of the Trust, hereby authorizes Servicer, and Servicer hereby agrees, to take such steps as are necessary to re-perfect such security interest on behalf of the Trust in the event Servicer receives notice of the relocation of a Financed Vehicle. If there has been a Servicer Default, upon the request of Trustee, Seller and Servicer, at their expense, shall promptly and duly execute and deliver such documents and instruments, and take such other actions as may be necessary, as evidenced by an Opinion of Counsel delivered to Trustee, to perfect the Trust's interest in the Trust Property against all other Persons, including the delivery of the Receivables and the Receivable Files to Trustee, its agent, or its designee, the endorsement and delivery of the Physical Damage Insurance Policies or the notification of the insurers thereunder, the execution of transfer instruments, and the endorsement to Trustee and the delivery of the certificates of title to the Financed Vehicles to the appropriate department or departments of motor vehicles (or other appropriate governmental agency).

     SECTION 3.6. Covenants of Servicer. Servicer makes the following covenants on which Trustee relies in accepting the Trust Property in trust and in executing and authenticating the Certificates:

           (a) Security Interest to Remain in Force. Servicer shall not release any Financed Vehicle from the security interest granted by the related Receivable in whole or in part, except upon payment in full of the Receivable or as otherwise contemplated herein.

           (b) No Impairment. Servicer shall not impair in any material respect the rights of the Holders in the Receivables, the Dealer Agreements or the Physical Damage Insurance Policies or, subject to clause (c), otherwise amend or alter the terms thereof if, as a result of such amendment or alteration, the interests of the Trust and the Holders hereunder would be materially adversely affected.

           (c) Amendments. Servicer shall not amend or otherwise modify any Receivable (including the grant of any extension thereunder), except in accordance with Section 3.2.

     SECTION 3.7. Purchase by Servicer upon Breach. Seller, Servicer or Trustee, as the case may be, shall inform the other parties promptly, in writing, upon the discovery of any breach by Servicer of its covenants under Sections 3.5 or 3.6; provided that (a) the failure to give such notice shall not affect any obligation of Servicer and (b) Trustee shall not be deemed to have discovered any such breach or failure unless Trustee has been notified of such breach or failure in accordance with Section 11.6 or an Authorized Officer of Trustee otherwise has actual knowledge of such breach or failure. Unless the breach shall have been cured by the last day of the Collection Period which includes the 60th day (or, if Servicer elects, the 30th day) after the date on which Servicer becomes aware of, or receives written notice of, such breach, Servicer shall purchase the Receivable or Receivables materially and adversely affected thereby on the immediately succeeding Deposit Date; provided that in the case of a breach of the covenant contained in Section 3.6(c), Servicer shall be obligated to purchase the affected Receivable or Receivables on the Deposit Date immediately succeeding the Collection Period during which Servicer becomes aware of, or receives written notice of, such breach. In consideration of the purchase of a Receivable hereunder, Servicer shall remit the Purchase Amount of such Receivable in the manner specified in Section 4.4. Except as provided in Section 7.2, the sole remedy of the Trust, Trustee, or the Holders against Servicer with respect to a breach pursuant to Section 3.6 shall be to require Servicer to repurchase Receivables pursuant to this Section.

     SECTION 3.8. Servicing Compensation. On each Distribution Date Servicer shall be paid the Servicing Fee for such Distribution Date and any unpaid Servicing Fees from prior Distribution Dates to the extent of funds available therefor in accordance with the provisions of Section 4.5. If it would not cause either Rating Agency to downgrade or withdraw its rating of the Certificates, the Servicing Fee in respect of a Collection Period (together with any portion of a Servicing Fee that remains unpaid from prior Distribution Dates) at the option of Servicer may be paid at or as soon as possible after the beginning of such Collection Period out of the first collections of interest received on the Receivables for such Collection Period. In addition, Servicer shall retain any late fees, prepayment charges, extension fees or other fees and charges collected during the Collection Period and shall be paid any interest earned during the Collection Period on deposits in the Accounts. Any late fees, prepayment charges, extension fees or other fees and charges collected during the Collection Period and any interest earned during the Collection Period on deposits in the Accounts shall not constitute Interest Collections or Available Principal. Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including fees and expenses of Trustee (and any custodian appointed by Trustee) and independent accountants, any subservicer, taxes imposed on Servicer or any subservicer, and expenses incurred in connection with distributions and reports to Holders) except expenses incurred in connection with realizing upon Receivables under Section 3.3.

     SECTION 3.9. Servicer's Report. (a) On or before the Determination Date immediately preceding each Distribution Date, Servicer shall deliver to Trustee a certificate of a Servicing Officer substantially in the form of Exhibit C (a "Servicer's Report") and attached to a Servicer's report containing, among other things, (i) all information necessary to make the deposits, transfers and distributions required by Sections 4.5 and 4.6,
(ii) all information necessary for sending statements to Holders pursuant to Section 4.7, (iii) all information necessary to prepare the certificate described in Section 9.3, (iv) all information necessary to determine if there has been a Servicer Default under Section 8.1, and (v) all information necessary to reconcile all deposits to, and withdrawals from, the Collection Account for such Distribution Date and the related Collection Period. Servicer also shall separately identify (by account number of the Receivable as it appears in the Schedule of Receivables) to Trustee in a written notice or a list in computer readable form the Receivables to be repurchased by Seller or to be purchased by Servicer, as the case may be, on the related Deposit Date, and each Receivable which became a Defaulted Receivable during the related Collection Period. Notwithstanding the foregoing, it is understood and agreed that Trustee has agreed to act as Servicer's agent for the purpose of preparing and delivering Servicer's Reports, and so long as Trustee timely prepares and delivers Servicer's Report, Servicer shall not be required to do so. Any failure by Trustee to prepare and deliver a Servicer's Report, or inaccuracy in any Servicer's Report so prepared and delivered, shall (so long as Servicer shall also not timely prepare and deliver such Servicer's Report or correct any such inaccuracy) have the same consequences as would such a failure by Servicer or inaccuracy in a Servicer's Report prepared and filed by Servicer.

     (b) Servicer shall provide Trustee with a magnetic tape containing the database file for each Receivable (i) at or prior to closing (but with information as of the Cutoff Date) and (ii) thereafter, as of the last day of the preceding Monthly Period not later than the third Business Day preceding each Determination Date. Servicer hereby represents, as of the date of each such delivery, that such information is accurate and complete in all material respects.

     (c) Trustee shall not be responsible for delays attributable to Servicer's failure to deliver information, defects in the information supplied by Servicer or other circumstances beyond Trustee's control.

     SECTION 3.10. Annual Statement as to Compliance. (a) Servicer shall deliver to Trustee, on or before March 31 of each year, commencing March 31, 1997, an Officer's Certificate, stating that (i) a review of the activities of Servicer during the preceding calendar year (or the period from the Closing Date to and including the end of the preceding calendar year, in the case of the first such Officer's Certificate) and of its performance of its obligations under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, Servicer has fulfilled all its obligations under this Agreement throughout such year (or longer period, in the case of the first such certificate), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

     (b) Servicer shall deliver to Trustee and each Rating Agency, promptly upon having knowledge thereof, but in no event later then five Business Days thereafter, written notice in an Officer's Certificate of any event which constitutes, or with the giving of notice or lapse of time or both, would become, a Servicer Default under Section 8.1.

     SECTION 3.11. Independent Certified Public Accountants' Report. Servicer shall cause a firm of independent certified public accountants (who may also render other services to Servicer and Seller) to deliver to Trustee on or before March 31 of each year, commencing March 31, 1997, a report of examination addressed to the Board of Directors of Servicer and to Trustee to the effect that such firm has examined the Motor Vehicle Loan servicing functions of Servicer over the previous calendar year (or the period from the Closing Date to and including the end of the preceding calendar year, in the case of the first such report) and that such examination (i) included tests relating to Motor Vehicle Loans serviced for others in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, to the extent the procedures in such Program are applicable to the servicing obligations set forth in this Agreement and
(ii) except as described in the report, disclosed no exceptions or errors in the records relating to Motor Vehicle Loans serviced for others that, in the firm's opinion, paragraph four of such Program requires such firm to report; provided that Servicer shall not be required to cause the delivery of such a report with respect to any period for which each Rating Agency shall have waived such requirement in a written notice to Servicer and Trustee.

     SECTION 3.12. Access to Certain Documentation and Information Regarding Receivables. Servicer shall provide Trustee and the Holders with access to the Receivable Files (in the case of the Holders, where it shall be required by applicable statutes or regulations to give access to such documentation). Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of Servicer. Nothing in this Section shall affect the obligation of Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section. Any Holder, by its acceptance of a Certificate, shall be deemed to have agreed to keep any information obtained by it pursuant to this Section confidential and not to use such information for any other purpose, except as required by applicable law.

     SECTION 3.13. Reports to the Commission. Servicer shall, on behalf of the Trust, cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. Seller (if it is otherwise not Servicer) shall, at its expense, cooperate in any reasonable request made by Servicer in connection with such filings.

     SECTION 3.14. Reports to the Rating Agency. Servicer shall deliver to each Rating Agency a copy of all reports or notices furnished or delivered pursuant to this Article and a copy of any amendments, supplements or modifications to this Agreement and any other information reasonably requested by such Rating Agency to monitor this transaction.

ARTICLE IV.     DISTRIBUTIONS; RESERVE ACCOUNT; STATEMENTS TO HOLDERS.

     SECTION 4.1. Establishment of Accounts. (a) Trustee, on behalf of the Trust and for the benefit of the Holders, shall establish and maintain in the name of Trustee one or more segregated Eligible Deposit Accounts (collectively, the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Holders. Trustee, on behalf of the Trust and for the benefit of the Class A Holders, shall establish and maintain in the name of Trustee an Eligible Deposit Account (the "Class A Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Holders. Trustee, on behalf of the Trust and for the benefit of the Class B Holders, shall establish and maintain in the name of Trustee an Eligible Deposit Account (the "Class B Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class B Holders. The Collection Account, the Class A Distribution Account and the Class B Distribution Account shall be initially established and maintained with the trust department of Trustee.

     (b) Funds on deposit in the Collection Account, the Class A Distribution Account and the Class B Distribution Account (collectively, the "Accounts") shall be invested by Trustee in Eligible Investments selected by Servicer and confirmed in writing by Servicer to Trustee; provided that, it is understood and agreed that Trustee shall not be liable for any loss arising from such investment in Eligible Investments. All such Eligible Investments shall be held by Trustee for the benefit of the beneficiaries of the applicable Account; provided that on each Distribution Date all interest and other investment income (net of losses and investment expenses) on funds on deposit therein shall be withdrawn from the Accounts at the written direction of Servicer and shall be paid to Servicer and shall not be available to the Holders. Other than as permitted by each Rating Agency, funds on deposit in the Accounts with respect to any Collection Period or Distribution Date shall be invested only in Eligible Investments that, except for money market funds, will mature so that such funds will be available at the close of business on the related Deposit Date. Funds deposited in an Account on a Deposit Date which immediately precedes a Distribution Date upon the maturity of any Eligible Investments are not required to be (but may be) invested overnight. No Eligible Investment with a stated maturity shall be disposed of prior to that maturity unless a default occurs with respect to that Eligible Investment and Servicer directs Trustee in writing to dispose of it.

     (c) Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Accounts and in all proceeds thereof (excluding all income thereon) and all such funds, investments and proceeds shall be part of the Trust Property. The Accounts shall be under the sole dominion and the exclusive custody and control of Trustee, and Trustee shall have sole signature authority with respect thereto. If, at any time, any of the Accounts ceases to be an Eligible Deposit Account, Trustee (or Servicer on its behalf) shall within ten Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Account as an Eligible Deposit Account and shall transfer any cash and/or any investments that are in the existing Account which is no longer an Eligible Deposit Account to such new Account.

     SECTION 4.2. Collections. (a) Subject to the provisions of the succeeding sentence and of subsections (b) and (c), Servicer shall remit to the Collection Account all payments by or on behalf of the Obligors on the Receivables, including all Liquidation Proceeds received by Servicer during any Collection Period, as soon as practicable, but in no event after the close of business on the second Business Day, after receipt thereof. Subject to the provisions of subsections (b) and (c), on the Closing Date, Servicer shall deposit in the Collection Account all payments by or on behalf of the Obligors on the Receivables received by Servicer after the Cutoff Date and on or prior to the second Business Day immediately preceding the Closing Date.

     (b) Notwithstanding the provisions of subsection (a), if (i) Servicer shall have the Required Rating or (ii) Trustee otherwise shall have received written notice from each of the Rating Agencies that the then outstanding rating on the Class A Certificates and the Class B Certificates would not be lowered or withdrawn as a result, Servicer may deposit all amounts referred to in subsection (a) for any Collection Period into the Collection Account not later than the close of business on the Deposit Date with respect to such Collection Period; provided that (x) if a Servicer Default has occurred and is continuing, (y) Servicer has been terminated as such pursuant to Section 8.1 or (z) Servicer ceases to have the Required Rating, Servicer shall deposit such amounts (including any amounts then being held by Servicer) into the Collection Account as provided in Section 4.2(a). Notwithstanding the foregoing, the provisions of the proviso to the preceding sentence shall not be applicable to a successor Servicer solely by reason of the occurrence of an event specified in clauses (x), (y) and
(z) of such proviso with respect to the outgoing Servicer. Pending the deposit of the amounts referred to in subsection (a) into the Collection Account, such amounts may be employed by Servicer at its own risk and for its own benefit and need not be segregated from Servicer's own funds. Any losses resulting from Servicer's actions shall be borne exclusively by the Servicer. Servicer shall promptly notify Trustee in writing if it shall obtain or lose the Required Rating.

     (c) Notwithstanding the provisions of subsections (a) and (b), Servicer may retain, or will be entitled to be reimbursed, from amounts otherwise payable into, or on deposit in, the Collection Account with respect to a Collection Period any amounts previously deposited in the Collection Account but later determined to have resulted from mistaken deposits or postings or checks returned for insufficient funds, in each case, with respect to which Servicer has not been previously reimbursed hereunder. The amount to be retained or reimbursed hereunder shall not be included in Collections with respect to the related Distribution Date.

     SECTION 4.3. Advances. (a) On or prior to each Deposit Date, Servicer shall advance any Interest Shortfall with respect to the related Distribution Date by depositing the amount of such Interest Shortfall into the Collection Account. Servicer shall be obligated to make such an Advance except to the extent that Servicer shall reasonably determine that the Advance is unlikely to be recoverable pursuant to subsection (b).

     (b) On each Distribution Date, prior to making any of the distributions set forth in Section 4.5, Servicer shall be reimbursed for all Outstanding Advances with respect to prior Distribution Dates, to the extent of the Interest Collections for such Distribution Date and, to the extent such Interest Collections are insufficient, to the extent of the funds in the Reserve Account. If it is acceptable to each Rating Agency without a reduction in the rating of the Certificates, the Outstanding Advances at the option of Servicer may be paid at or as soon as possible after the beginning of the related Collection Period out of the first collections of interest received on the Receivables for such Collection Period.

     SECTION 4.4. Additional Deposits; Net Deposits. (a) On or prior to each Deposit Date, Seller or Servicer, as the case may be, shall remit to the Collection Account, in next-day or immediately available funds, the aggregate Purchase Amount of the Receivables to be purchased by it under an obligation that arose during the preceding Collection Period pursuant to
Section 2.4, 3.7 or 10.2, respectively.

     (b) Servicer may make the remittances to be made by it pursuant to this Article IV net of amounts to be distributed to it pursuant to Section
4.5 (but subject to the priorities set forth therein), for so long as (i) no Servicer Default has occurred and is continuing and (ii) Servicer has not been terminated as such pursuant to Section 8.1; provided that Servicer shall account for all of such amounts in the related Servicer's Report as if such amounts were deposited and distributed separately; and provided that, if an error is made by Servicer in calculating the amount to be deposited or retained by it and a shortfall in the amount deposited in the Collection Account results, Servicer shall make a payment of the deficiency to the Collection Account, immediately upon becoming aware, or receiving notice from Trustee, of such error.

     SECTION 4.5. Distributions. (a) On or before each Determination Date, Servicer shall calculate all amounts to be deposited in the Class A Distribution Account and the Class B Distribution Account, which calculations shall be set forth in the Servicer's Report delivered to Trustee on or before such Determination Date.

     (b) On each Distribution Date, after making the reimbursements to Servicer of Outstanding Advances pursuant to Section 4.3(b), based on the related Servicer's Report, Trustee will make the following deposits and distributions from the Collection Account by 11:00 a.m. (Cincinnati, Ohio time), to the extent of the sum of Available Interest and any Available Reserve Amount remaining after such reimbursements (and, in the case of shortfalls occurring under clause (ii) in the Class A Interest Distributable Amount, the Class B Percentage of Available Principal to the extent of such shortfalls), in the following priority:

           (i) to Servicer, any unpaid Servicing Fee for the related Collection Period and all unpaid Servicing Fees from prior Collection Periods;

           (ii) to the Class A Distribution Account, the Class A Interest Distributable Amount for such Distribution Date; and

           (iii) to the Class B Distribution Account, the Class B Interest Distributable Amount for such Distribution Date.

On each Distribution Date, based on the related Servicer's Report, Trustee will make the following deposits and distributions, to the extent of the portion of Available Principal, Available Interest and Available Reserve Amount remaining after the application of clauses (i), (ii) and (iii), in the following priority:

           (iv) to the Class A Distribution Account, the Class A Principal Distributable Amount for such Distribution Date;

           (v) to the Class B Distribution Account, the Class B Principal Distributable Amount for such Distribution Date;

           (vi) to the Reserve Account, any amounts remaining, until the amount on deposit in the Reserve Account equals the Specified Reserve Account Balance; and

           (vii)  to Seller, any amounts remaining.

     (c) On each Distribution Date, all amounts on deposit in the Class A Distribution Account will be distributed to the Class A Holders (determined as of the related Record Date) by Trustee and all amounts on deposit in the Class B Distribution Account will be distributed to the Class B Holders (determined as of the related Record Date) by Trustee. Except as provided in Section 10.1, payments under this paragraph shall be made to the Holders by check mailed by Trustee to each Holder's respective address of record (or, in the case of Certificates registered in the name of a Clearing Agency, or its nominee, by wire transfer of immediately available funds). To the extent that Trustee is required to wire funds to the Holders from the Class A Distribution Account or the Class B Distribution Account, as applicable, it shall request the bank maintaining the Class A Distribution Account or the Class B Distribution Account, as applicable, to make a wire transfer of the amount to be distributed and the bank maintaining the Class A Distribution Account or the Class B Distribution Account, as applicable, shall promptly deliver to Trustee a confirmation of such wire transfer. To the extent that Trustee is required to make payments to Holders by check hereunder, it shall request the bank maintaining the Class A Distribution Account or the Class B Distribution Account, as applicable, to provide it with a supply of checks to make such payments. The bank shall, if a request is made by Trustee for a wire transfer by 9:00 A.M. (Cincinnati, Ohio time) on any Distribution Date, wire such funds in accordance with such instructions by 10:00 A.M. (Cincinnati, Ohio time) on such Distribution Date, and it will otherwise act in compliance with the provisions of this paragraph and the other provisions of this Agreement applicable to it as the bank maintaining the Class A Distribution Account or the Class B Distribution Account, as applicable. Servicer shall take all necessary action (including requiring an agreement to such effect) to ensure that any bank maintaining the Class A Distribution Account or the Class B Distribution Account, as applicable, agrees to comply, and complies, with the provisions of this paragraph and the other provisions of this Agreement applicable to it as the bank maintaining the Class A Distribution Account or the Class B Distribution Account, as applicable.

     SECTION 4.6. Reserve Account. (a) Seller shall establish and maintain in the name of Trustee an Eligible Deposit Account (the "Reserve Account"). The Reserve Account and any amounts therein shall not be property of the Trust, but shall be pledged to and held for the benefit of Trustee, as secured party. The Reserve Account shall be initially established and maintained with the trust department of Trustee.

     (b) In order to provide for the prompt payment to the Holders and Servicer in accordance with Section 4.5, to assure availability of the amounts maintained in the Reserve Account and as security for the performance by Seller of its obligations hereunder:

           (i) Seller, on behalf of itself and its successors and assigns, and solely for the purpose of providing for payment of the distributions provided for in Section 4.5, hereby grants a security interest in and pledges to Trustee and its successors and assigns, all its right, title and interest in and to the Reserve Account, subject, however, to the limitations set forth in this Agreement, and all proceeds of the foregoing, including all securities, investments, general intangibles, financial assets and investment property from time to time credited to and any security entitlement to the Reserve Account; and

           (ii) Seller hereby grants a security interest and pledges to Trustee and its successors and assigns the Reserve Account Initial Deposit and all proceeds thereof, subject, however, to the limitations set forth below, and solely for the purpose of providing for payment of the distributions provided for in Section 4.5, (all of the foregoing, subject to the limitations set forth in this Section, the "Reserve Account Property"), to have and to hold all the aforesaid property, rights and privileges unto Trustee, its successors and assigns, in trust for the uses and purposes, and subject to the terms and provisions, set forth in this Section. Trustee hereby acknowledges such transfer and accepts the trust hereunder and shall hold and distribute the Reserve Account Property in accordance with the terms and provisions of this Section.

     (c) Trustee shall direct the Securities Intermediary to invest funds on deposit in the Reserve Account in Eligible Investments selected by Seller and confirmed in writing by Seller to Trustee; provided that it is understood and agreed that Trustee shall not be liable for any loss arising from such investment in Eligible Investments. Funds on deposit in the Reserve Account shall be invested in Eligible Investments that will mature so that all such funds will be available at the close of business on each Deposit Date; provided that to the extent permitted by the Rating Agencies, funds on deposit in the Reserve Account may be invested in Eligible Investments that mature later than the next Deposit Date. Funds deposited in the Reserve Account on a Deposit Date upon the maturity of any Eligible Investments are not required to be (but may be) invested overnight. Seller will treat the funds, Eligible Investments and other assets in the Reserve Account as its own for Federal, state and local income tax and franchise tax purposes and will report on its tax returns all income, gain and loss from the Reserve Account.

     (d) On each Distribution Date, any amounts on deposit in the Collection Account with respect to the preceding Collection Period after payments to Servicer, the Class A Distribution Account and the Class B Distribution Account have been made will be deposited into the Reserve Account until the amount of the Reserve Account is equal to the Specified Reserve Account Balance.

     (e) The Reserve Account shall be under the sole custody and control of Trustee. If, at any time, the Reserve Account ceases to be an Eligible Deposit Account, Trustee shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Reserve Account as an Eligible Deposit Account and shall transfer any cash and/or any investments that are in the existing Account which is no longer an Eligible Deposit Account to such new Reserve Account.

     (f) On each Distribution Date, the amount available in the Reserve Account (the "Available Reserve Amount") will equal the lesser of (i) the amount on deposit in the Reserve Account (exclusive of investment earnings) and (ii) the Specified Reserve Account Balance. On each Deposit Date, Trustee will withdraw funds from the Reserve Account (i) to the extent required pursuant to Section 4.3(b) and (ii) to the extent that (A) the sum of the amounts required to be distributed to Holders and the accrued and unpaid Servicing Fees payable to Servicer on such Distribution Date exceeds
(B) the amount on deposit in the Collection Account with respect to the preceding Collection Period (net of net investment income). The aggregate amount to be withdrawn from the Reserve Account on any Deposit Date shall not exceed the Available Reserve Amount with respect to the related Distribution Date. Trustee will deposit the proceeds of such withdrawal into the Collection Account on or before such Distribution Date with respect to which such withdrawal was made.

     (g) Amounts on deposit in the Reserve Account will be released to Seller on each Distribution Date to the extent that the amount credited to the Reserve Account would exceed the Specified Reserve Account Balance. Upon any distribution to Seller of amounts from the Reserve Account, the Holders will not have any rights in, or claims to, such amounts. Amounts properly distributed to Seller from the Reserve Account or otherwise shall not be available under any circumstances to the Trust, Trustee or the Holders and Seller shall in no event thereafter be required to refund any such distributed amounts.

     (h) With respect to the Reserve Account Property, Seller and Trustee agree that the Reserve Account Initial Deposit and all other funds and Account Property shall be delivered to Securities Intermediary for credit to the Reserve Account. In addition, any Reserve Account Property that is a book-entry security held through a Federal Reserve Bank pursuant to federal book-entry regulations shall be delivered in accordance with the definition of "Delivery" and shall be maintained by Trustee, pending maturity or disposition, through continued book-entry registration of such Reserve Account Property as described in such paragraph. Effective upon the crediting of any Reserve Account Property to the Reserve Account, Trustee shall be deemed to have represented that it has purchased such Reserve Account Property for value, in good faith and without notice of any adverse claim thereto.

     (i) Seller (and any successor to Seller in accordance with Section 6.3) and Servicer agree to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including any UCC financing statements or this Agreement) as may be determined to be necessary, in an Opinion of Counsel to Seller delivered to Trustee, in order to perfect the interests created by this Section 4.6 and otherwise fully to effectuate the purposes, terms and conditions of this Section 4.6. Seller (and any successor to Seller in accordance with Section 6.3) and Servicer shall:

           (A) promptly execute, deliver and file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of Trustee's security interest; and

           (B) make the necessary filings of financing statements or amendments thereto within five days after the occurrence of any of the following: (1) any change in their respective names or any trade names, (2) any change in the location of their respective chief executive offices or principal places of business and (3) any merger or consolidation or other change in their respective identities or corporate structures; and shall promptly notify Trustee of any such filings.

     (j) Investment earnings attributable to the Reserve Account Property and proceeds therefrom shall be held by Trustee for the benefit of Seller. Investment earnings attributable to the Reserve Account Property shall not be available to pay the distributions provided for in Section 4.5 and shall not otherwise be subject to any claims or rights of the Holders or Servicer. Trustee shall cause all investment earnings attributable to the Reserve Account to be distributed on each Distribution Date to Seller.

     SECTION 4.7. Statements to Holders. (a) On each Distribution Date, Servicer shall provide to Trustee (with a copy to each Rating Agency) with written instructions for Trustee to forward to each Holder of record a statement setting forth at least the following information as to the Certificates to the extent applicable:

           (i) the amount of the distribution allocable to principal on the Class A Certificates and the Class B Certificates;

           (ii) the amount of the distribution allocable to interest on the Class A Certificates and the Class B Certificates;

           (iii) the amount of the Servicing Fee paid to Servicer with respect to the related Collection Period;

           (iv) the Class A Certificate Balance, the Class A Pool Factor, the Class B Certificate Balance and the Class B Pool Factor as of such Distribution Date, after giving effect to payments allocated to principal reported under clause (i);

           (v) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

           (vi) the amount of the Aggregate Net Losses, Defaulted Receivables and Liquidation Proceeds, if any, for such Collection Period;

           (vii) the aggregate Purchase Amount of Receivables repurchased by Seller or purchased by Servicer;

           (viii) the Class A Interest Carryover Shortfall, the Class B Interest Carryover Shortfall, the Class A Principal Carryover Shortfall and the Class B Principal Carryover Shortfall;

           (ix) the balance of the Reserve Account on such Distribution Date, after giving effect to changes therein on such Distribution Date; and

           (x) the Specified Reserve Account Balance as of the close of business on such Distribution Date.

Each amount set forth pursuant to clauses (i), (ii) and (iii) shall be expressed in the aggregate and as a dollar amount per $1,000 of original denomination of a Certificate.

     Within a reasonable period of time after the end of each calendar year, but not later than the latest date permitted by law, Servicer shall furnish a report to the Trust and Trustee shall furnish, or cause to be furnished, to each Person who at any time during such calendar year shall have been a Holder, a statement based upon such report as to the sum of the amounts determined in clauses (i) and (ii) above for such calendar year, or, in the event such Person shall have been a Holder during a portion of such calendar year, for the applicable portion of such year, and such other information as is available to Servicer as Servicer deems necessary or desirable to enable the Holders to prepare their federal income tax returns. The obligation of the Trustee set forth in this paragraph shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided pursuant to any requirement of the Code.

ARTICLE V.  THE CERTIFICATES.

     SECTION 5.1. The Certificates. Trustee shall, upon written order or request signed in the name of Seller by one of its officers authorized to do so and delivered to an Authorized Officer of Trustee, execute on behalf of the Trust, authenticate and deliver the Certificates to or upon the order of Seller in the aggregate principal amount and denominations as set forth in such written order or request. The Certificates shall be issuable in denominations of $1,000 and integral multiples thereof; provided that one Class A Certificate and one Class B Certificate may be issued in a denomination that represents the residual amount of the Original Class A Certificate Balance and the Original Class B Certificate Balance, respectively. Upon initial issuance, the Class A Certificates and the Class B Certificates shall be in the form of Exhibit A and Exhibit B, respectively, which are incorporated by reference herein, and shall be issued as provided in Section 5.8, in an aggregate amount equal to the Original Class A Certificate Balance and the Original Class B Certificate Balance, respectively. The Certificates shall be executed by Trustee on behalf of the Trust by manual or facsimile signature of an Authorized Officer of Trustee under Trustee's seal imprinted thereon and attested by the manual or facsimile signature of an Authorized Officer of Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

     SECTION 5.2. Authentication of Certificates. No Certificate shall entitle the Holder thereof to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication, substantially in the form set forth in the form of Certificates attached hereto as Exhibit A and Exhibit B, executed by Trustee by manual signature. Such authentication shall constitute conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     SECTION 5.3. Registration of Transfer and Exchange of Certificates. Trustee shall maintain, or cause to be maintained, at the office or agency to be maintained by it in accordance with Section 5.7, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Class A Certificate or Class B Certificate at such office or agency, Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Class A Certificates or Class B Certificates, as the case may be, in authorized denominations of a like aggregate amount. At the option of a Holder, Class A Certificates or Class B Certificates may be exchanged for other Class A Certificates or Class B Certificates, as the case may be, of authorized denominations of a like aggregate amount at the office or agency maintained by Trustee in accordance with Section 5.7. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer duly executed by the Holder and in a form satisfactory to Trustee. No service charge shall be made for any registration of transfer or exchange of Certificates, but Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates. All Certificates surrendered for registration of transfer or exchange shall be cancelled and disposed of in accordance with the customary procedures of Trustee.

     The Class B Certificates and any beneficial interest in such Class B Certificates may not be acquired (a) with the assets of an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) by a plan described in Section 4975(e)(1) of the Code or (c) by any entity whose underlying assets include plan assets by reason of a plan's investment in the entity. By accepting and holding a Class B Certificate or interest therein, the Holder thereof or Class B Certificate Owner thereof shall be deemed to have represented and warranted that it is not subject to the foregoing limitation.

     SECTION 5.4.  Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Class A Certificate or Class B Certificate shall be surrendered to Trustee, or if Trustee shall receive evidence to its satisfaction of the destruction, loss or theft of any Class A Certificate or Class B Certificate and (b) there shall be delivered to Trustee such security or indemnity as may be required to save Trustee harmless, then in the absence of notice that such Class A Certificate or Class B Certificate shall have been acquired by a bona fide purchaser, Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Class A Certificate or Class B Certificate, a new Class A Certificate or Class B Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section 5.4, Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection herewith. Any replacement Certificate issued pursuant to this Section 5.4 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 5.5. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, Trustee may treat the Person in whose name any Certificate shall be registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section
4.5 and for all other purposes, and Trustee shall not be bound by any notice to the contrary.

     SECTION 5.6. Access to List of Holders' Names and Addresses. Trustee shall furnish or cause to be furnished to Servicer, within fifteen days after receipt by Trustee of a request therefor from Servicer in writing, in such form as Servicer may reasonably require, a list of the names and addresses of the Holders as of the most recent Record Date. If Definitive Certificates have been issued, Trustee, upon written request of (a) three or more Holders or (b) one or more Holders evidencing not less than 25% of the aggregate outstanding principal balance of the Certificates, will, within five Business Days after the receipt of such request, afford such Holders access during normal business hours to the most current list of Holders for purposes of communicating with other Holders with respect to their rights under the Agreement. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold Seller, Servicer or Trustee accountable by reason of the disclosure of such Holder's name and address, regardless of the source from which such information was derived.

     SECTION 5.7. Maintenance of Office or Agency. Trustee shall maintain, or cause to be maintained, at its expense, in New York, New York, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon Trustee in respect of the Certificates and this Agreement may be served. Trustee initially designates its office located at 77 Water Street, 4th Floor, New York, New York 10005 for such purposes. Trustee shall give prompt written notice to Servicer and to Holders of any change in the location of any such office or agency.

     SECTION 5.8. Book Entry Certificates. Upon original issuance, the Class A Certificates and the Class B Certificates, other than the Class A Certificate representing the residual amount of the Original Class A Certificate Balance and the Class B Certificate representing the residual amount of the Original Class B Certificate Balance, which shall be issued upon the written order of Seller, shall be issued in the form of one or more typewritten Certificates representing the Book Entry Certificates, to be delivered to the initial Clearing Agency, by, or on behalf of, Seller. Such Certificates shall initially be registered on the Certificate Register in the name of CEDE & Co., the nominee of the initial Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Class A Certificates or the Class B Certificates, as the case may be, except as provided in Section 5.10. Unless and until definitive, fully registered Certificates ("Definitive Certificates") have been issued to the Holders pursuant to Section 5.10:

           (a) the provisions of this Section 5.8 shall be in full force and effect;

           (b) Seller, Servicer and Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Certificates and the taking of actions by the Holders) as the authorized representative of the Certificate Owners;

           (c) to the extent that the provisions of this Section 5.8 conflict with any other provisions of this Agreement, the provisions of this Section 5.8 shall control;

           (d) the rights of Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Certificate Owners and the Clearing Agency and all references in this Agreement to actions by Holders shall refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Holders shall refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Certificates, as the case may be, for distribution to Certificate Owners in accordance with the rules, regulations and procedures of the Clearing Agency; and

           (e) pursuant to the Depository Agreement, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Certificate Owners or their nominees.

     For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Certificates evidencing specified percentages of the aggregate outstanding principal balance of such Certificates, such direction or consent may be given by Certificate Owners having interests in the requisite percentage, acting through the Clearing Agency.

     SECTION 5.9. Notices to Clearing Agency. Whenever notice or other communication to the Holders is required under this Agreement unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 5.10, Trustee shall give all such notices and communications specified herein to be given to Holders to the Clearing Agency.

     SECTION 5.10. Definitive Certificates. If (a) (i) Seller advises Trustee in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities under the Depository Agreement and (ii) Trustee or Seller is unable to locate a qualified successor, (b) Seller, at its option, advises Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (c) after the occurrence of a Servicer Default, Certificate Owners representing in the aggregate not less than a majority of the aggregate outstanding principal balance of the Certificates, advise Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the Certificate Owners' best interests, Trustee shall notify the Clearing Agency which shall be responsible to notify the Certificate Owners of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to Trustee by the Clearing Agency of the Certificates registered in the name of the nominee of the Clearing Agency, accompanied by re-registration instructions from the Clearing Agency for registration, Trustee shall execute, on behalf of the Trust, authenticate and deliver Definitive Certificates in accordance with such instructions. Seller shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither Seller, Servicer nor Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, Trustee shall recognize the Holders of the Definitive Certificates as Holders hereunder.

ARTICLE VI.  SELLER.

     SECTION 6.1. Representations and Warranties of Seller. Seller makes the following representations and warranties, on which Trustee relies in accepting the Receivables and the other Trust Property in trust and executing and authenticating the Certificates. Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables and the other Trust Property to the Trust.

           (a) Organization and Good Standing. Seller has been duly organized and is validly existing as an Ohio banking corporation in good standing under the laws of the State of Ohio, with the power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted and had at all relevant times, and has, full power, authority and legal right to acquire, own and sell the Receivables and the other Trust Property.

           (b) Power and Authority. Seller has the power, authority and legal right to execute and deliver this Agreement and the Related Agreements and to carry out their respective terms and to sell and assign the property to be sold and assigned to and deposited with Trustee as Trust Property; and the execution, delivery and performance of this Agreement and the Related Agreements have been duly authorized by Seller by all necessary corporate action.

           (c) No Consent Required. No approval, authorization, consent, license or other order or action of, or filing or registration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement or the Related Agreements or the consummation of the transactions contemplated hereby or thereby, other than (i) as may be required under the blue sky or securities laws of any State or the Securities Act of 1933, and (ii) the filing of UCC financing statements.

           (d) Valid Sale; Binding Obligation. Seller intends this Agreement to effect a valid sale, transfer, and assignment of the Receivables and the other Trust Property conveyed by Seller to the Trust hereunder, enforceable against creditors of and purchasers from Seller; and each of this Agreement and the Related Agreements constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors of banks generally and to equitable limitations on the availability of specific remedies.

           (e) No Violation. The execution, delivery and performance by Seller of this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby will not conflict with, result in any material breach of any of the terms and provisions of, constitute (with or without notice or lapse of time) a material default under or result in the creation or imposition of any Lien upon any of its material properties pursuant to the terms of, (i) the articles of incorporation or code of regulations of Seller, (ii) any material indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which Seller is a party or by which Seller is bound, or (iii) any law, order, rule or regulation applicable to Seller of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over Seller.

           (f) No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of Seller, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over Seller or its properties: (i) asserting the invalidity of this Agreement or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Seller of its obligations under, or the validity or enforceability of, this Agreement or the Certificates, or (iv) that may materially and adversely affect the federal or state income, excise franchise or similar tax attributes of the Certificates.

           (g) Chief Executive Office. The chief executive office of Seller is at 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

     SECTION 6.2. Liability of Seller; Indemnities. (a) Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by Seller under this Agreement and shall have no other obligations or liabilities hereunder.

     (b) Subject to Section 11.4, Seller shall indemnify, defend and hold harmless Trustee, the Trust and the Holders from and against any taxes that may at any time be asserted against Trustee, its directors, officers, employees and agents, the Trust or a Holder with respect to, and as of the date of, the sale, transfer and assignment of the Trust Property to the Trust or the issuance and original sale of the Certificates, including any sales, gross receipts, general corporation, tangible or intangible, personal property, privilege, or license taxes (but not including any taxes asserted with respect to distributions made hereunder to Holders, ownership of the Trust Property or federal or other income taxes, including franchise taxes measured by net income, arising out of the transactions contemplated by this Agreement or transfer taxes arising in connection with the transfer of the Certificates), and reasonable costs and expenses in defending against the same. The exclusion of any tax from this indemnity is not intended to obligate Trustee to pay such tax if Trustee would not otherwise be required to do so.

     (c) Subject to Section 11.4, Seller shall indemnify, defend and hold harmless Trustee, its directors, officers, employees and agents, the Trust and the Holders from and against any loss, liability or expense incurred by reason of the willful misfeasance, bad faith or negligence of Seller in the performance of its duties hereunder.

     (d) Subject to Section 11.4, Seller shall indemnify, defend and hold harmless Trustee, its directors, officers, employees and agents, the Trust and the Holders from and against any loss, liability or expense incurred by reason of the violation by Seller of federal or state securities laws in connection with the registration or the sale of the Certificates.

     (e) Subject to Section 11.4, Seller shall indemnify, defend and hold harmless Trustee, its directors, officers, employees and agents, the Trust and the Holders from and against any loss, liability or expense imposed upon, or incurred by, Trustee, the Trust or the Holders as the result of the failure of any Receivable conveyed by it to the Trust hereunder, or the sale of the related Financed Vehicle, to comply with all requirements of applicable law.

     (f) Indemnification under this Section 6.2 shall include reasonable fees and expenses of counsel and expenses of litigation and shall survive termination of this Agreement and the resignation or removal of Trustee. If Seller shall have made any indemnity payments to Trustee pursuant to this Section and Trustee thereafter shall collect any of such amounts from Persons other than Seller, Trustee shall immediately upon receipt thereof repay such amounts to Seller, without interest.

     (g) Notwithstanding the foregoing provisions of this Section, Seller shall have no obligation to indemnify, defend or hold harmless Trustee (in its individual capacity) or its directors, officers, employees or agents with respect to any matter, to the extent such matter (i) is due to the willful misfeasance, bad faith or negligence of Trustee or reckless disregard of Trustee's obligations and duties hereunder, or (ii) arises from Trustee's breach of any of its representations or warranties set forth in Section 9.14, or (iii) shall arise out of or be incurred in connection with the performance by Trustee of the duties of successor Servicer hereunder (and, in the case of this clause (iii), was not caused by any act or omission of Seller).

     SECTION 6.3. Merger or Consolidation of Seller. Any corporation or other entity (a) into which Seller may be merged or consolidated, (b) that may result from any merger, conversion or consolidation to which Seller is a party, or (c) that may succeed by purchase and assumption to all or substantially all of the business of Seller, where Seller in any of the foregoing cases is not the surviving entity, which corporation or other entity shall execute an agreement of assumption to perform every obligation of Seller under this Agreement, shall be the successor to Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided that (x) Servicer shall have delivered to Trustee an Officer's Certificate and an Opinion of Counsel each stating that such merger, conversion, consolidation or succession and such agreement of assumption comply with this Section, and (y) Servicer shall have delivered to Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of Trustee in the Receivables, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to fully preserve and protect such interest. Seller shall promptly inform Trustee and each Rating Agency of any such merger, conversion, consolidation or purchase and assumption, where Seller is not the surviving entity.

     SECTION 6.4. Limitation on Liability of Seller and Others. Neither Seller nor any of its directors, officers, employees or agents shall be under any liability to the Trust or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action by Seller or any subservicer pursuant to this Agreement or for errors in judgment; provided that this provision shall not protect Seller or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. Seller, and any of its directors, officers, employees or agents may rely in good faith on any document of any kind, believed by it to be genuine and properly executed and submitted by any Person respecting any matters arising hereunder. Seller shall be under no obligation under this Agreement to appear in, prosecute or defend any legal action that shall be unrelated to its obligations under this Agreement and that in its opinion may involve it in any expense or liability.

     SECTION 6.5. Seller May Own Certificates. Seller, and any Affiliate of Seller, may in its individual or any other capacity become the owner or pledgee of Certificates with the same rights as it would have if it were not Seller or an Affiliate thereof, except as otherwise provided in the definition of "Holder", "Class A Holder" and "Class B Holder" in Section
1.1. Certificates so owned by or pledged to Seller or such controlling, controlled or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Certificates, except as otherwise provided in the definitions of "Class A Holder" and "Class B Holder".

ARTICLE VII.  SERVICER.

     SECTION 7.1. Representations and Warranties of Servicer. Servicer makes the following representations and warranties on which Trustee relies in accepting the Receivables and the other Trust Property in trust and in authenticating the Certificates. These representations are made as of the Closing Date, but shall survive the sale of the Receivables and the other Trust Property to the Trust.

           (a) Organization and Good Standing. Servicer has been duly organized and is validly existing as an Ohio banking corporation in good standing under the laws of the State of Ohio, with the power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and shall have, the power, authority and legal right to service the Receivables and the other Trust Property.

           (b) Power and Authority. Servicer has the power, authority and legal right to execute and deliver this Agreement and the Related Agreements and to carry out their respective terms; and the execution, delivery and performance of this Agreement and the Related Agreements has been duly authorized by Servicer by all necessary corporate action.

           (c) No Consent Required. No approval, authorization, consent, license or other order or action of, or filing or registration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement, the Related Agreements or the consummation of the transactions contemplated hereby or thereby.

           (d) Binding Obligation. Each of this Agreement and the Related Agreements constitutes a legal, valid and binding obligation of Servicer, enforceable against Servicer in accordance with its respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors of banks generally and to equitable limitations on the availability of specific remedies.

           (e) No Violation. The execution, delivery and performance by Servicer of this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby will not conflict with, result in any material breach of any of the terms and provisions of, constitute (with or without notice or lapse of time) a material default under, or result in the creation or disposition of any Lien upon any of its material properties pursuant to the terms of, (i) the articles of incorporation or code of regulations of Servicer, (ii) any material indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which Servicer is a party or by which Servicer is bound, or (iii) any law, order, rule or regulation applicable to Servicer of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over Servicer.

           (f) No Proceedings. There are no proceedings or investigations pending, or, to Servicer's knowledge, threatened, before any court, regulatory body, administrative agency, or tribunal or other governmental instrumentality having jurisdiction over Servicer or its properties: (i) asserting the invalidity of this Agreement or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Servicer of its obligations under, or the validity or enforceability of, this Agreement or the Certificates, or (iv) that may materially and adversely affect the federal or state income, excise, franchise or similar tax attributes of the Certificates.

     SECTION 7.2. Liability of Servicer; Indemnities. (a) Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by Servicer under this Agreement and shall have no other obligations or liabilities hereunder.

     (b) Subject to Section 11.4, Servicer shall indemnify, defend and hold harmless Trustee, its directors, officers, employees and agents, the Trust, and the Holders from and against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising out of or resulting from the use, ownership, or operation by Servicer or any Affiliate thereof of any Financed Vehicle.

     (c) Subject to Section 11.4, Servicer shall indemnify, defend and hold harmless the Trustee, its directors, officers, employees and agents, the Trust and the Holders from and against any taxes that may at any time be asserted against Trustee, the Trust or the Holders with respect to the transactions contemplated hereby, including any sales, gross receipts, general corporation, tangible or intangible personal property, privilege, or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale, transfer and assignment of the Trust Property to the Trust or the issuance and original sale of the Certificates, or asserted with respect to distributions made hereunder to Holders, ownership of the Receivables or other Trust Property, federal or other income taxes, including franchise taxes measured by net income, arising out of distributions on the Certificates or any other transactions contemplated by this Agreement or transfer taxes arising in connection with transfers of the Certificates) and reasonable costs and expenses in defending against the same. The exclusion of any tax from this indemnity is not intended to obligate Trustee to pay such tax if Trustee would not otherwise be required to do so.

     (d) Subject to Section 11.4, Servicer shall indemnify, defend and hold harmless the Trustee, its directors, officers, employees and agents, the Trust and the Holders from and against any and all costs, expenses, losses, claims, damages, and liabilities, to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon, or incurred by, the Trust, Trustee or the Holders as a result of the willful misfeasance, negligence or bad faith of Servicer (or a Person to whom any duties were delegated pursuant to Section 3.1) in the performance of its duties under this Agreement.

     (e) Indemnification under this Section shall include reasonable fees and expenses of counsel and expenses of litigation. The indemnity obligations of Servicer hereunder shall survive any termination of Servicer pursuant to Section 8.1, but only with respect to obligations arising prior thereto, and any payment of the amount owing under, or the Purchase Amount with respect to, any Receivable. If Servicer shall have made any indemnity payments pursuant to this Section 7.2 and Trustee thereafter collects any of such amounts from others, Trustee shall immediately upon receipt thereof repay such amounts to Servicer, without interest.

     (f) Notwithstanding the foregoing provisions of this Section, Servicer shall have no obligation to indemnify, defend or hold harmless Trustee (in its individual capacity) or its directors, officers, employees or agents with respect to any matter, to the extent that such matter (i) is due to the willful misfeasance, negligence or bad faith of Trustee or reckless disregard of Trustee's obligations and duties hereunder; (ii) arises from Trustee's breach of any of its representations or warranties set forth in Section 9.14; or (iii) shall arise out of, or be incurred in connection with, the acceptance or performance by Trustee of its duties as successor Servicer hereunder (and, in the case of this clause (iii), was not caused by any act or omission of Servicer).

     SECTION 7.3. Merger or Consolidation of Servicer. Any corporation or other entity (a) into which Servicer may be merged or consolidated, (b) that may result from any merger, conversion, or consolidation to which Servicer is a party, (c) that may succeed by purchase and assumption to all or substantially all of the business of Servicer or (d) 50% of the voting stock of which is owned directly or indirectly by Fifth Third Bancorp, where, in the case of clauses (a), (b) and (c), Servicer is not the surviving entity, which corporation or other entity in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of Servicer under this Agreement, shall be the successor to Servicer under this Agreement without any further act on the part of any of the parties to this Agreement; provided that (x) Servicer shall have delivered to Trustee an Officer's Certificate and an Opinion of Counsel each stating that such merger, conversion, consolidation or succession and such agreement of assumption comply with this Section, and (y) Servicer shall have delivered to Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of Trustee in the Receivables, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to fully preserve and protect such interest. Servicer shall promptly inform Trustee and each Rating Agency of any such merger, conversion, consolidation or purchase and assumption where Servicer is not the surviving entity.

     SECTION 7.4. Limitation on Liability of Servicer and Others. (a) Neither Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Trust or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action by Servicer or any subservicer pursuant to this Agreement or for errors in judgment; provided that this provision shall not protect Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. Except as provided in this Agreement, Servicer shall be under no obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement and that in its opinion may cause it to incur any expense or liability; provided that Servicer may undertake, at its expense, any reasonable action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties to this Agreement and the interests of the Holders under this Agreement.

     (b) Servicer and any director or officer or employee or agent of Servicer may rely in good faith on any document of any kind, believed by it to be genuine and properly executed and submitted by any Person respecting any matters arising hereunder.

     SECTION 7.5. Servicer Not to Resign. Servicer shall not resign from its obligations and duties under this Agreement except upon a determination that the performance of its duties is no longer permissible under applicable law. Any such determination permitting the resignation of Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to Trustee. No such resignation shall become effective until Trustee or a successor Servicer shall have assumed the responsibilities and obligations of Servicer in accordance with Section 8.2.

     SECTION 7.6. Servicer May Own Certificates. Servicer, and any Affiliate of Servicer, may, in its individual or any other capacity, become the owner or pledgee of Certificates with the same rights as it would have if it were not Servicer or an Affiliate thereof, except as otherwise provided in the definition of "Holder", "Class A Holder" and "Class B Holder" in Section 1.1. Certificates so owned by or pledged to Servicer or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Certificates, except as otherwise provided in the definitions of "Class A Holder" and "Class B Holder".

ARTICLE VIII.  SERVICING TERMINATION.

     SECTION 8.1. Servicer Defaults. (a) Any one of the following events shall constitute a "Servicer Default":

           (i) any failure by Servicer to deliver to Trustee a Servicer's Report for any Collection Period, which failure shall continue beyond the related Deposit Date;

           (ii) any failure by Servicer (or, for so long as Servicer is an Affiliate of Seller, Seller) to deliver to any Account or the Reserve Account any payment or deposit required to be so delivered or paid under the terms of the Certificates and this Agreement, or to direct Trustee to make any required distribution from any Account or the Reserve Account, which failure shall continue unremedied for a period of five Business Days after written notice is received from the Trustee by Servicer or after discovery of such failure by Servicer (or, in the case of a payment or deposit to be made no later than a Deposit Date immediately preceding a Distribution Date, the failure to make such payment or deposit by such Distribution Date);

           (iii) any failure on the part of Servicer (or, for so long as Servicer is an Affiliate of Seller, Seller) duly to observe or to perform in any material respect any other covenants or agreements set forth in the Certificates or in this Agreement, which failure shall
     (A) materially and adversely affect the rights of Holders (which determination shall be made without regard to whether funds are available to the Holders pursuant to the Reserve Account) and (B) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (1) to Servicer (or, for so long as Servicer is an affiliate of Seller, Seller) by Trustee, or (2) to Trustee and Servicer by the Holders of Certificates representing not less than 25% of the outstanding principal amount of the Certificates (or for such longer period, not in excess of 120 days, as may be reasonably necessary to remedy such default; provided that such default is capable of remedy within 120 days and Servicer delivers an Officers' Certificate to Trustee to such effect and to the effect that Servicer has commenced or will promptly commence, and will diligently pursue, all reasonable efforts to remedy such default);

           (iv) the entry of a decree or order by a court or agency or supervisory authority of competent jurisdiction for the appointment of a conservator, receiver, liquidator or trustee for Servicer in any bankruptcy, receivership, conservatorship, insolvency or similar proceedings, or for the winding up or liquidation of its affairs, and any such decree or order continues unstayed and in effect for a period of 60 consecutive days; or

           (v) the consent by Servicer to the appointment of a conservator, receiver, liquidator or trustee in any bankruptcy, receivership, conservatorship, insolvency or similar proceedings of or relating to Servicer or relating to substantially all of its property, the admission in writing by Servicer of its inability to pay its debts generally as they become due, the filing by Servicer of a petition to take advantage of any applicable bankruptcy, receivership, conservatorship, insolvency or similar statute, the making by Servicer of an assignment for the benefit of its creditors or the voluntary suspension by Servicer of payment of its obligations.

Upon the occurrence of any Servicer Default, and so long as a Servicer Default shall not have been remedied, either Trustee, or the Majority Holders, by notice then given in writing to Servicer, may terminate all of the rights and obligations of Servicer under this Agreement. On or after the receipt by Servicer of such written notice, all authority and power of Servicer under this Agreement, whether with respect to the Certificates or the Trust Property or otherwise, shall pass to and be vested in Trustee pursuant to this Section 8.1; and thereupon Trustee shall be authorized and empowered to execute and deliver, on behalf of Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivable Files or the Physical Damage Insurance Policies, the certificates of title to the Financed Vehicles, or otherwise. Servicer shall cooperate with Trustee or any successor Servicer in effecting the termination of its responsibilities and rights as Servicer under this Agreement, including the transfer to Trustee or any successor Servicer for administration of all cash amounts that are at the time held by Servicer for deposit, shall have been deposited by Servicer in the Collection Account, or thereafter shall be received with respect to a Receivable, all Receivable Files and all information or documents that Trustee or such successor Servicer may require. In addition, Servicer shall transfer its electronic records relating to the Receivables to the successor Servicer in such electronic form as the successor Servicer may reasonably request. All reasonable out-of-pocket costs and expenses incurred by the successor Servicer in connection with the transfer of servicing shall be paid by the outgoing Servicer upon presentation of reasonable documentation of such costs and expenses.

     (b) If any of the foregoing Servicer Defaults occur, Trustee shall have no obligation to notify Holders or any other Person of such occurrence prior to the continuance of such event through the end of any cure period specified in Section 8.1(a).

     SECTION 8.2. Trustee to Act; Appointment of Successor Servicer. Upon Servicer's resignation pursuant to Section 7.5 or upon Servicer's receipt of notice of termination as Servicer pursuant to Section 8.1, Trustee shall be the successor in all respects to Servicer in its capacity as Servicer under this Agreement, and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on Servicer by the terms and provisions of this Agreement, except that Trustee, when acting as successor Servicer, shall not be obligated to purchase Receivables pursuant to
Section 3.7 unless the obligation to repurchase arose after the date of the notice of termination given to Servicer pursuant to Section 8.1, and Trustee shall not be liable for any acts or omissions of the terminated Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related documents or agreements. As compensation therefor, Trustee shall be entitled to the same Servicing Fees (whether payable out of the Collection Account or otherwise) and Supplemental Servicing Fees as Servicer would have been entitled to under this Agreement if no such notice of termination or resignation had been given. Notwithstanding the above, Trustee may appoint, or petition a court of competent jurisdiction to appoint, an Eligible Servicer as the successor to the terminated Servicer under this Agreement; provided that Trustee shall continue to be the successor to Servicer until another successor Servicer shall have assumed the responsibilities and obligations of Servicer. In connection with such appointment, Trustee may make such arrangements for the compensation of such successor Servicer out of payments on Receivables as it and such successor shall agree, which shall in no event be greater than the Servicing Fees and Supplemental Servicing Fees payable to The Fifth Third Bank as Servicer hereunder. Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. No Servicer shall resign or be relieved of its duties under this Agreement until a newly appointed Servicer shall have assumed the responsibilities and obligations of the terminated Servicer under this Agreement.

     SECTION 8.3. Effect of Servicing Transfer. (a) After the transfer of servicing hereunder, Trustee or successor Servicer shall notify Obligors to make directly to the successor Servicer payments that are due under the Receivables after the effective date of such transfer.

     (b) Except as provided in Sections 7.2 and 9.8 after the transfer of servicing hereunder, the outgoing Servicer shall have no further obligations with respect to the management, administration, servicing, custody or collection of the Receivables and the successor Servicer shall have all of such obligations, except that the outgoing Servicer will transmit or cause to be transmitted directly to the successor Servicer for its own account, promptly on receipt and in the same form in which received, any amounts held by the outgoing Servicer (properly endorsed where required for the successor Servicer to collect any such items) received as payments upon or otherwise in connection with the Receivables and the outgoing Servicer shall continue to cooperate with the successor Servicer by providing information and in the enforcement of the Dealer Agreements and the Physical Damage Insurance Policies.

     (c) A transfer of servicing hereunder shall not affect the rights and duties of the parties hereunder (including the obligations and indemnities of Seller pursuant to Sections 2.4, 3.3, 6.1 and 6.2 or, with respect to obligations and indemnities arising prior to, or concurrently with, a transfer of servicing hereunder, the outgoing Servicer pursuant to Section 3.8, 7.1 or 7.2) other than those relating to the management, administration, servicing, custody or collection of the Receivables and the other Trust Property. The successor Servicer shall, upon its appointment pursuant to Section 8.2 and as part of its duties and responsibilities under this Agreement, promptly take all action it deems necessary or appropriate so that the outgoing Servicer (in whatever capacity) is paid or reimbursed all amounts it is entitled to receive under this Agreement on each Distribution Date subsequent to the date on which it is terminated as Servicer hereunder. Without limiting the generality of the foregoing, the outgoing Servicer will be entitled to receive all accrued and unpaid Servicing Fees and Supplemental Servicing Fees through and including, and to be reimbursed for all Outstanding Advances as of, the effective date of the termination of the outgoing Servicer.

     (d) Any successor Servicer shall provide Seller with access to the Receivable Files and to the successor Servicer's records (whether written or automated) with respect to the Receivable Files. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the successor Servicer. Nothing in this Section shall affect the obligation of the successor Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

     SECTION 8.4. Notification to Holders. Upon any notice of a Servicer Default or upon any termination of, or appointment of a successor to, Servicer pursuant to this Article VIII, Trustee shall give prompt written notice thereof to Holders at their respective addresses of record, and to each Rating Agency.

     SECTION 8.5. Waiver of Past Servicer Defaults. The Majority Holders may, on behalf of all Holders of Certificates, waive any Servicer Default hereunder and its consequences, except an event resulting from the failure to make any required deposits or payments to the Collection Account in accordance with this Agreement. Upon any such waiver of a past Servicer Default, such event shall cease to exist and shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other event or impair any right arising therefrom, except to the extent expressly so waived.

     SECTION 8.6.  Transfer of Accounts. Notwithstanding the provisions of
Section 8.1, if any of the Accounts or the Reserve Account is maintained with Servicer or an Affiliate of Servicer and a Servicer Default shall occur and be continuing, Servicer shall promptly, and in any event within five Business Days, give notice to Trustee of such Servicer Default, and Trustee, within five days after the receipt of such notice, shall establish new Eligible Deposit Accounts conforming with the requirements of this Agreement and promptly shall transfer all funds in any such Accounts or the Reserve Account to such new Eligible Deposit Accounts.

ARTICLE IX.  TRUSTEE.

     SECTION 9.1. Acceptance by Trustee. Trustee hereby acknowledges its acceptance of all right, title and interest in and to the Receivables and the other Trust Property conveyed by Seller pursuant to this Agreement and hereby declares that Trustee holds and shall hold such right, title and interest, upon the trust set forth in this Agreement.

     SECTION 9.2. Duties of Trustee. (a) Trustee, both prior to and after the curing of a Servicer Default, undertakes to perform only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against Trustee. If a Servicer Default, of which an Authorized Officer of Trustee has actual knowledge, shall have occurred and shall not have been cured (the appointment of a successor Servicer (including Trustee) to constitute a cure for the purposes of this Article), Trustee shall exercise such of the rights and powers vested in it by this Agreement, and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs; provided that if Trustee assumes the duties of Servicer pursuant to Section 8.2, Trustee in performing such duties shall use the degree of skill and attention required by Section 3.1.

     (b) Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders, or other instruments furnished to Trustee that are required specifically to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

     (c) No provision of this Agreement shall be construed to relieve Trustee from liability for its own negligent action, its own negligent failure to act, or its own bad faith; provided that:

           (i) Prior to the occurrence of a Servicer Default, and after the curing of all such Servicer Defaults that may have occurred, the duties and obligations of Trustee shall be determined solely by the express provisions of this Agreement, Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against Trustee, the permissible right of Trustee (solely in its capacity as such) to do things enumerated in this Agreement shall not be construed as a duty and, in the absence of bad faith on the part of Trustee, or manifest error, Trustee (solely in its capacity as such) may conclusively rely on the truth of the statements and the correctness of the opinions expressed upon any certificates or opinions furnished to Trustee and conforming to the requirements of this Agreement;

           (ii) Trustee shall not be personally liable for an error of judgment made in good faith by an officer of Trustee, unless it shall be proved that Trustee shall have been negligent in performing its duties in accordance with the terms of this Agreement; and

           (iii) Trustee shall not be personally liable with respect to any action taken, suffered, or omitted to be taken in good faith in accordance with the direction of the Majority Holders, as set forth in
     Section 8.1, relating to the time, method and place of conducting any proceeding or any remedy available to Trustee, or exercising any trust or power conferred upon Trustee, under this Agreement.

     (d) Except for the willful misfeasance, bad faith or negligence of Trustee, Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or indemnity satisfactory to it against such risk or liability shall not be reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require Trustee to perform, or be responsible for the manner of performance of, any of the obligations of Servicer under this Agreement except during such time, if any, as Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, Servicer in accordance with the terms of this Agreement.

     (e) Except for actions expressly authorized by this Agreement, Trustee shall take no action reasonably likely to impair the security interests created or existing under any Receivable or Financed Vehicle or to impair the value of any Receivable or Financed Vehicle.

     (f) Trustee shall have no power to vary the corpus of the Trust including (i) accepting any substitute obligation for a Receivable initially assigned to Trustee under this Agreement, (ii) adding any other investment, obligation or security, or (iii) withdrawing any Receivable, except for a withdrawal permitted under this Agreement.

     SECTION 9.3. Trustee's Certificate. As soon as practicable after each Deposit Date on which Receivables shall be assigned to Seller pursuant to
Section 2.4 or 10.2 or to Servicer pursuant to Section 3.7, as applicable, Trustee shall execute a certificate, prepared by Servicer, including its date and the date of the Agreement, and accompanied by a copy of Servicer's Report for the related Collection Period. Trustee's certificate shall operate, as of such Deposit Date, as an assignment pursuant to Section 9.4.

     SECTION 9.4. Trustee's Assignment of Purchased Receivables. With respect to all Receivables repurchased by Seller pursuant to Section 2.4 or 10.2, or purchased by Servicer pursuant to Section 3.7, Trustee shall assign, without recourse, representation or warranty, to Seller or Servicer, as the case may be, all Trustee's right, title and interest in and to such Receivables, and all security and documents and all other Trust Property conveyed pursuant to Section 2.1 with respect to such Receivables. Such assignment shall be a sale and assignment outright, and not for security. If, in any enforcement suit or legal proceeding, it is held that Seller or Servicer, as the case may be, may not enforce any such Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce the Receivable, Trustee shall, at the expense of Seller or Servicer, as the case may be, take such steps as Seller or Servicer, as the case may be, deems necessary to enforce the Receivable, including bringing suit in Trustee's name or the names of the Holders.

     SECTION 9.5. Certain Matters Affecting Trustee. Except as otherwise provided in Section 9.2:

           (a) Trustee may conclusively rely and shall be protected in acting or refraining from acting upon, any resolution, certificate of auditors or accountants or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

           (b) Trustee may consult with counsel knowledgeable in the area and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such written Opinion of Counsel a copy of which shall be provided to Seller and Servicer.

           (c) Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of any of the Holders pursuant to the provisions of this Agreement, unless such Holders shall have offered to Trustee security or indemnity satisfactory to Trustee against the costs, expenses, and liabilities that may be incurred therein or thereby. Nothing contained in this Agreement, however, shall relieve Trustee of the obligations, upon the occurrence of a Servicer Default that is not timely cured or waived pursuant to Section 8.5, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

           (d) Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Agreement.

           (e) Prior to the occurrence of a Servicer Default and after the curing of all Servicer Defaults that may have occurred, Trustee shall not be bound to make any investigation into the facts of any matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, direction, order, approval, bond, note or other paper or document, unless requested in writing so to do by the Majority Holders; provided that if the payment within a reasonable time to Trustee of the costs, expenses, or liabilities likely to be incurred by it in the making of an investigation requested by the Holders is, in the opinion of Trustee, not reasonably assured to Trustee by the security afforded to it by the terms of this Agreement, Trustee may require indemnity satisfactory to it against such cost, expense, or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by Servicer, or, if paid by Trustee, shall be reimbursed by Servicer upon demand. Nothing in this clause (e) shall affect the obligation of Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors; provided further, that Trustee shall be entitled to make such further inquiry or investigation into such facts or matter as it may reasonably see fit, and if Trustee shall determine to make such further inquiry or investigation it shall be entitled to examine the books and records of Servicer or Seller, personally or by agent or attorney, at the sole cost and expense of Servicer or Seller, as the case may be.

           (f) Trustee may execute any of the trusts or powers hereunder or perform any duties under this Agreement either directly or by or through agents, attorneys, nominees or a custodian, and shall not be liable for the acts of such agents, attorneys, nominees or custodians except for (i) acts of First Security Investor Reporting or any successor agent carrying out Trustee's obligations with respect to the preparation of Servicer Reports and (ii) acts of any other agent, attorney, nominee or custodian if (A) Trustee has not acted with due care in their appointment or (B) Seller has not consented to their appointment.

           (g) Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables or Financed Vehicles for the purpose of establishing the presence or absence of defects, the compliance by Seller with its representations and warranties or for any other purpose.

           (h) Trustee shall not be construed to be a guarantor of the performance of Servicer, nor shall Trustee have any duty to monitor the performance of Servicer other than as expressly stated in this Agreement.

           (i) Trustee shall not be required to take notice or be deemed to have notice of any Servicer Default hereunder, except a Servicer Default under Section 8.1(a)(i) or (ii), unless Trustee shall be specifically notified in writing of such Servicer Default by Servicer, Seller or any Certificateholder. All notices or other instruments required by this Agreement to be delivered to Trustee shall be delivered at the Corporate Trust Office and, in the absence of such notice so delivered, Trustee may conclusively assume there is no Servicer Default except as aforesaid.

     SECTION 9.6. Trustee Not Liable for Certificates or Receivables. Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates). Except as expressly provided herein, Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than Trustee's execution of, and the certificate of authentication on, the Certificates), or of any Receivable or related document, or for the validity of the execution by Seller and Servicer of this Agreement or of any supplements hereto or instruments of further assurance, or for the sufficiency of the Trust Property hereunder, and Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of Seller or Servicer under this Agreement except as herein set forth; but Trustee may require Seller or Servicer to provide full information and advice as to the performance of the aforesaid covenants, condition and agreements. Trustee (solely in its capacity as such) shall have no obligation to perform any of the duties of Seller or Servicer, except as explicitly set forth in this Agreement. Trustee shall have no liability in connection with compliance of Servicer or Seller with statutory or regulatory requirements to the Receivables. Trustee shall not make or be deemed to have made any representations or warranties with respect to the Receivables or the validity or sufficiency of any assignment of the Receivables to the Trust or Trustee. Trustee (solely in its capacity as such) shall at no time have any responsibility or liability for, or with respect to, the legality, validity or enforceability of any security interest in any Financed Vehicle or (prior to the time, if any, that Servicer is terminated as custodian hereunder) any Receivable, or the perfection and priority of such a security interest or the maintenance of any such perfection and priority, the efficacy of the Trust or its ability to generate funds sufficient to provide for the payments to be distributed to Holders under this Agreement, the existence, condition, location, and ownership of any Financed Vehicle, the existence and enforceability of the Insurance Policies, the existence and contents of any Receivable or any computer or other record thereof, the validity of the assignment of any Receivable to the Trust or of any intervening assignment, the completeness of any Receivable, the performance or enforcement of any Receivable, the compliance by Seller with any warranty or representation made under this Agreement or in any related document and the accuracy, of any such warranty or representation, prior to Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof, any investment of monies by Servicer or any loss resulting therefrom (it being understood that Trustee shall remain responsible for any Trust Property that it may hold), the acts or omissions of Seller, Servicer, or any Obligor, any action of Servicer taken in the name of Trustee, or any action by Trustee taken at the instruction, of Servicer (provided that such instruction is not in express violation of the terms and provisions of this Agreement); provided that the foregoing shall not relieve Trustee of its obligation to perform its duties under this Agreement. Except with respect to a claim based on the failure of Trustee to perform its duties under this Agreement (whether in its capacity as Trustee or as successor Servicer) or based on Trustee's willful misconduct, negligence, or bad faith, or based on Trustee's breach of a representation and warranty contained in Section 9.14, no recourse shall be had to Trustee (whether in its individual capacity or as Trustee) for any claim based on any provision of this Agreement, the Certificates, or any Receivable or assignment thereof against Trustee in its individual capacity; Trustee shall not have any personal obligation, liability, or duty whatsoever to any Holder or any other Person with respect to any such claim. Trustee shall not be accountable for the use or application by Seller of the proceeds of such Certificates, or for the use or application of any funds paid to Servicer in respect of the Receivables prior to the time such amounts are deposited in the Collection Account (whether or not the Collection Account is maintained with Trustee). Trustee shall have no liability for any losses from the investment or reinvestment in Eligible Investments made in accordance with Section 4.1.

     SECTION 9.7. Trustee May Own Certificates. Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee.

     SECTION 9.8. Trustee's Fees and Expenses. Servicer agrees to pay to Trustee, and Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts created by this Agreement and in the exercise and performance of any of the powers and duties under this Agreement as Trustee, and Servicer shall pay or reimburse Trustee upon its request for all reasonable expenses (including expenses incurred in connection with notices or other communications to Holders), disbursements and advances (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and of all persons not regularly in its employ) incurred or made by Trustee in accordance with any of the provisions of this Agreement (including the reasonable fees and expenses of its agents, any co-trustee and counsel) or in defense of any action brought against it in connection with this Agreement except any such expense, disbursement or advance as may arise from its negligence, willful misfeasance, or bad faith. Servicer's covenant to pay the expenses, disbursements and advances provided for in the preceding sentence shall survive the termination of this Agreement.

     Servicer shall indemnify and hold harmless Trustee and its directors, officers, employees, and agents from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of the activities of Trustee pursuant to this Agreement, including any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, that Servicer shall not indemnify Trustee or its directors, officers, employees or agents for any loss, liability, expense, damage or injury arising from Trustee's negligence, willful misconduct, or bad faith. The indemnity provided herein shall survive the termination of this Agreement and the resignation and removal of the Trustee. If Servicer shall have made any indemnity payments pursuant to this Section 9.8 and Trustee thereafter collects any of such amounts from others, Trustee shall immediately upon receipt thereof repay such amounts to Servicer, without interest.

     SECTION 9.9. Eligibility Requirements for Trustee. Trustee shall at all times be organized and doing business under the banking laws of the United States or of any state thereof, shall be authorized under such laws to exercise corporate trust powers, shall have a consolidated net worth of at least $50,000,000 and shall be subject to supervision or examination by federal or state banking authorities. If Trustee shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this
Section 9.9, the consolidated net worth of such Trustee shall be deemed to be its consolidated capital and surplus as set forth in its most recent consolidated report of condition so published. In case at any time Trustee shall cease to be eligible in accordance with the provisions of this
Section 9.9, Trustee shall resign immediately in the manner and with the effect specified in Section 9.10.

     SECTION 9.10. Resignation or Removal of Trustee. (a) Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days' prior written notice thereof to Servicer. Upon receiving such notice of resignation, Servicer shall promptly appoint a successor Trustee, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (b) If at any time Trustee shall cease to be eligible in accordance with the provisions of Section 9.9 and shall fail to resign after written request therefor by Servicer, or if at any time Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver, conservator or liquidator of Trustee or of its property shall be appointed, or any public officer shall take charge or control of Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then Servicer may remove Trustee. If Trustee is removed under the authority of the immediately preceding sentence, Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to Trustee so removed, the successor Trustee, the Holders at their respective addresses of record and the Rating Agency.

     (c) Any resignation or removal of Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.10 shall not become effective until acceptance of appointment by the successor Trustee pursuant to Section 9.11.

     (d) The respective obligations of Seller and Servicer described in this Agreement shall survive the removal or resignation of Trustee as provided in this Agreement.

     SECTION 9.11. Successor Trustee. (a) Any successor Trustee appointed pursuant to Section 9.10 shall execute, acknowledge, and deliver to Servicer and to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all documents and statements held by it under this Agreement, and Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties, and obligations.

     (b)  No successor Trustee shall accept appointment as provided in this
Section 9.11 unless at the time of such acceptance such successor Trustee shall be eligible pursuant to Section 9.9.

     (c) Upon acceptance of appointment by a successor Trustee pursuant to this Section 9.11, Servicer shall mail notice of such acceptance by the successor Trustee under this Agreement to all Holders at their respective addresses of record and to the Rating Agency. If Servicer shall fail to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of Servicer.

     (d) No predecessor Trustee shall be liable for the acts or omissions of any successor Trustee.

     SECTION 9.12. Merger or Consolidation of Trustee. Any corporation or banking association which is eligible to be a successor Trustee under
Section 9.9 (a) into which Trustee may be merged or consolidated, (b) that may result from any merger, conversion or consolidation to which Trustee shall be a party, or (c) that may succeed by purchase and assumption to the business of Trustee, where Trustee is not the surviving entity, which corporation or banking association executes an agreement of assumption to perform every obligation of Trustee under this Agreement, shall be the successor of Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Trustee shall promptly notify Servicer and each Rating Agency of any such merger, conversion, consolidation or purchase and assumption where Trustee is not the surviving entity.

     SECTION 9.13. Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Property or any Financed Vehicle may at the time be located, Servicer and Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by Trustee to act as co-trustee, jointly with Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person, in such capacity and for the benefit of the Holders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 9.13, such powers, duties, obligations, rights, and trusts as Servicer and Trustee may consider necessary or desirable. If Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case a Servicer Default shall have occurred and be continuing, Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 9.9 and no notice to Holders of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.11. Notwithstanding the appointment of a co-trustee or separate trustee hereunder, Trustee shall not be relieved of any of its obligations under this Agreement.

     (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

           (i) All rights, powers, duties, and obligations conferred or imposed upon Trustee shall be conferred upon and exercised or performed by Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee under this Agreement or as successor to Servicer under this Agreement), Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust Property or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of Trustee.

           (ii) No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement.

           (iii) Servicer and Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and in particular to the provisions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, Trustee. Each such instrument shall be filed with Trustee and a copy thereof given to Servicer.

     (d) Any separate trustee or co-trustee may, at any time, appoint Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Trustee shall promptly notify Servicer and each Rating Agency of any appointment made pursuant to this
Section 9.13.

     SECTION 9.14. Representations and Warranties of Trustee. Trustee makes the following representations and warranties on which Seller, Servicer, and Holders may rely:

           (a) Organization and Good Standing. Trustee is a banking corporation duly organized, validly existing, and in good standing under the laws of the State of Illinois.

           (b) Power and Authority. Trustee has full power, authority and legal right to execute, deliver, and perform this Agreement and the Related Agreements and has taken all necessary action to authorize the execution, delivery, and performance by it of this Agreement and the Related Agreements to which it is a party.

           (c) Enforceability. This Agreement and the Related Agreements to which it is a party have been duly executed and delivered by Trustee and this Agreement and such Related Agreements constitute legal, valid and binding obligations of Trustee enforceable against Trustee in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and except as such enforceability may be limited by equitable limitations on the availability of specific remedies.

           (d) No Consent Required. No approval, authorization, consent, license or other order or action of, or filing or registration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by Trustee of this Agreement, the Related Agreements or the consummation of the transactions contemplated hereby or thereby.

           (e) No Violation. The execution, delivery and performance by Trustee of this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby will not conflict with, result in any breach of the terms and provisions of, constitute (with or without notice or lapse of time) a default under, or result in the creation or disposition of any Lien upon any of its properties pursuant to the terms of, (i) the articles of association or by-laws of Trustee, (ii) any indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which Trustee is a party or by which Trustee is bound or to which any of its properties are subject, or (iii) any law, order, rule or regulation applicable to Trustee or its properties of any federal or state regulatory body, any court, administrative agency or other governmental instrumentality having jurisdiction over Trustee or any of its properties.

     SECTION 9.15. Reports by Trustee. Trustee shall provide to any Holder or Certificate Owner who so requests in writing (addressed to the Corporate Trust Office) a copy of any Servicer's Report, the annual statement described in Section 3.10, and the annual accountant's examination described in Section 3.11. Trustee may require any Holder or Certificate Owner requesting such report to pay a reasonable sum to cover the cost of Trustee's complying with such request.

     SECTION 9.16. Tax Returns. Servicer shall prepare or shall cause to be prepared any tax returns on Form 1041 (or other applicable form) required to be filed by the Trust and shall remit such returns to Trustee for signature at least five days before such returns are due to be filed. Trustee, upon request, will furnish Servicer with all such information actually known to an Authorized Officer of Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust, and shall, upon request, execute such returns. Servicer shall prepare the tax returns of the Trust in accordance with the Code and any regulations (including, to the extent applicable by their terms, proposed regulations) thereunder. Notwithstanding the foregoing, it is understood and agreed that Trustee has agreed to act as Servicer's agent for the purpose of preparing and filing any tax returns required to be filed by the Trust, and so long as Trustee timely prepares and files any such tax returns, Servicer shall not be required to do so. Any failure by Trustee to prepare and file any such tax returns, or inaccuracy in any tax return so prepared and filed, shall (so long as Servicer shall also not timely prepare and file such tax return or correct any such inaccuracy) have the same consequences with respect to the Servicer as would such a failure by Servicer or inaccuracy in a tax return prepared and filed by Servicer.

     SECTION 9.17. Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been obtained.

ARTICLE X.  TERMINATION.

     SECTION 10.1. Termination of the Trust. (a) The Trust, and the respective obligations and responsibilities of Seller, Servicer and Trustee hereunder, shall terminate (except as otherwise expressly provided herein) upon the earliest of: (i) the Distribution Date next succeeding the purchase by Seller at its option, pursuant to Section 10.2, of the Receivables (other than Defaulted Receivables) remaining in the Trust, (ii) the payment to Holders of all amounts required to be paid to them pursuant to this Agreement or (iii) the Distribution Date next succeeding the month which is six months after the maturity or the liquidation of the last Receivable held in the Trust and the disposition of any amounts received upon liquidation of any property remaining in the Trust; provided that in no event shall the Trust created by this Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living on the date of this Agreement of Rose Kennedy of the Commonwealth of Massachusetts. Servicer shall promptly notify Trustee of any prospective termination pursuant to this Section 10.1.

     (b) Notice of any termination, specifying the Distribution Date upon which the Holders may surrender the Certificates to Trustee for payment of the final distribution and cancellation, shall be given promptly by Trustee by letter to Holders of record and the Rating Agencies mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the specified Distribution Date stating the amount of any such final payment and that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of Trustee therein specified. Upon presentation and surrender of the Certificates, Trustee shall cause to be distributed to Holders amounts distributable on such Distribution Date pursuant to Section 4.5. Amounts remaining in the Trust after distribution, or after setting aside all funds required for distribution, to the Holders shall be distributed to Seller.

     (c) In the event that all of the Holders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, Trustee shall give a second written notice to the remaining Holders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. Trustee shall after giving such notice to deliver or cause to be delivered to Servicer the Certificate Register. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, Servicer may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Holders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by Trustee to Seller.

     SECTION 10.2. Optional Purchase of All Receivables. If the Pool Factor shall be .0500000 or less as of the last day of any Collection Period, Seller shall have the option to purchase the remaining Trust Property on any Distribution Date occurring in a subsequent Collection Period. To exercise such option, Seller shall deposit the aggregate Purchase Amount for the remaining Receivables (other than Defaulted Receivables) into the Collection Account on the Deposit Date occurring in the month in which such repurchase is to be effected. The payment shall be made in the manner specified in Section 4.4, and shall be distributed pursuant to Section 4.5. Upon such payment Seller shall succeed to and own all interests in and to the Trust Property (subject to the rights of the Holders to receive a final distribution on the related Distribution Date).

ARTICLE XI.  MISCELLANEOUS PROVISIONS.

     SECTION 11.1. Amendment. (a) This Agreement may be amended by Seller, Servicer and Trustee, without the consent of any of the Holders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Holders; provided that such action shall not, as evidenced by an Opinion of Counsel to Seller delivered to Trustee, materially and adversely affect the interests of any Holder.

     (b) This Agreement may also be amended from time to time by Seller, Servicer and Trustee, with the consent of the Majority Holders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders; provided that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or distributions that are required to be made on any Certificate without the consent of all adversely affected Holders, (ii) reduce the percentage of the aggregate outstanding principal balance of the Certificates, the holders of which are required to consent to any such amendment, without the consent of all Holders, (iii) materially and adversely affect the interests of either the Class A Holders or the Class B Holders without the consent of the Holders of Class A Certificates or Class B Certificates, as the case may be, evidencing not less than a majority of the aggregate outstanding principal balance of the Class A Certificates or the Class B Certificates, as the case may be, or (iv) cause either Rating Agency to downgrade or withdraw its rating of the Class A Certificates or the Class B Certificates without the consent of holders of Class A Certificates or Class B Certificates, as the case may be, evidencing more than 66 2/3% of the aggregate outstanding principal balance of the Class A Certificates or the Class B Certificates, as the case may be. Promptly after the execution of any such amendment or consent, Trustee shall furnish written notification of the substance of such amendment or consent to each Holder.

     (c) It shall not be necessary for the consent of Holders pursuant to this Section 11.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable requirements as Trustee may prescribe.

     (d) Notice of any amendment of this Agreement shall be sent by Servicer to each Rating Agency, at such address as such Rating Agency may from time to time specify in writing.

     (e) In connection with any amendment pursuant to this Section 11.1 Trustee shall be entitled to receive an Opinion of Counsel to the effect that such amendment is authorized or permitted by the Agreement.

     SECTION 11.2. Protection of Title to Trust. (a) Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Holders and Trustee under this Agreement in the Trust Property and in the proceeds thereof. Servicer shall deliver (or cause to be delivered) to Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. If Servicer fails to perform its obligations under this subsection, Trustee may (but shall not be obligated to) do so, at the expense of Servicer.

     (b) Neither Seller nor Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by Servicer in accordance with subsection (a) misleading within the meaning of the UCC, unless it shall have given Trustee at least 60 days' prior written notice thereof.

     (c) Seller and Servicer shall give Trustee at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. Seller and Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America, other than in the States of Louisiana, Maryland or Tennessee.

     (d) Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each), and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

     (e) Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to Trustee, Servicer's master computer records (including archives) that shall refer to a Receivable indicate clearly that such Receivable is owned by the Trust. Indication of the Trust's ownership of a Receivable shall be deleted from or modified on Servicer's computer systems when, and only when, the Receivable shall be paid or shall become a Purchased Receivable.

     (f) If at any time Seller, any Seller Affiliate or Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in motor vehicle loans to any prospective purchaser, lender or other transferee, Seller or Servicer, as the case may be, shall give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Trust.

     (g) Upon request, Servicer, at its expense, shall furnish to Trustee, within thirty days, a list of all Receivables then held as part of the Trust, together with a reconciliation of such list to each Schedule of Receivables and to each of Servicer's Reports furnished pursuant to Section
3.9 indicating removal of Receivables from the Trust.

     (h) Servicer shall deliver to Trustee upon the Closing Date, and upon the execution and delivery of each amendment, if any, of this Agreement an Opinion of Counsel to Servicer either (i) stating that, in the opinion of such counsel, no filings or other action, other than the filings required in the appropriate filing offices as described in such opinion, are necessary to perfect and maintain (A) the security interest of Trustee in the Financed Vehicles, subject to the exceptions stated therein, and (B) the interest of Trustee in the Receivables and the proceeds thereof against third parties, subject to the exceptions stated therein, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) stating that, in the opinion of such counsel, no such action shall be necessary to perfect or complete the perfected status of such interest.

     (i) Servicer shall permit Trustee and its agents, at the expense of Trustee (except after a Servicer Default, in which case such cost will be at the expense of Servicer), at any time to inspect, audit and make copies of and abstracts from Servicer's records regarding any Receivables then or previously included in the Trust.

     SECTION 11.3. Limitation on Rights of Holders. (a) The death or incapacity of any Holder shall not operate to terminate this Agreement or the Trust, or entitle the Holder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, or otherwise affect the rights, obligations and liabilities of the parties to this Agreement or any of them.

     (b) No Holder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust or the obligations of the parties to this Agreement, nor shall anything set forth in this Agreement, or contained in the terms of the Certificates, be construed so as to constitute the Holders as partners or members of an association; nor shall any Holder be under any liability to any third party by reason of any action taken pursuant to any provision of this Agreement.

     (c) No Holder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless, with respect to the Class A Certificates, Class A Holders evidencing not less than a majority of the aggregate outstanding principal balance of the Class A Certificates or, with respect to the Class B Certificates, Class B Holders evidencing not less than a majority of the aggregate outstanding principal balance of the Class B Certificates, shall have made written request upon Trustee to institute such action, suit or proceeding in its own name as Trustee under the Agreement and shall have offered to Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and Trustee, for 30 days after its receipt of such notice, request and offer of indemnity satisfactory to it, shall have neglected or refused to institute any such action, suit or proceeding; no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner provided in this Agreement and for the equal, ratable and common benefit of all Class A Holders or Class B Holders, as the case may be. For the protection and enforcement of the provisions of this Section 11.3, each Holder and Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 11.4. Litigation and Indemnities. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to Sections 6.2 or 7.2, such Person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. The Indemnifying Person shall not be liable for any settlement of any claim or proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

     SECTION 11.5. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws; provided that the grant of the security interest in the Reserve Account and other property contained in Section 4.6, and the perfection, effect of perfection or non-perfection, and priority of such security interest shall be governed by the laws of the State of Illinois.

     SECTION 11.6. Notices. All demands, notices, and communications under this Agreement shall be in writing, personally delivered, or sent by telecopier, overnight mail or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of a Seller or Servicer, to the agent for service at the address specified in Section 11.12, or at such other address as shall be designated by Seller or Servicer in a written notice to Trustee, (b) in the case of Trustee, at the Corporate Trust Office, facsimile number: (312) 461-3525,
(c) in the case of Moody's Investors Service, Inc., at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, facsimile number: (212) 553-3850 and (d) in the case of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., at the following address: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 25 Broadway, 20th Floor, New York, New York 10004, Attention: Asset Backed Surveillance Department, facsimile number: (212) 208-0030. Any notice required or permitted to be mailed to a Holder shall be given by first class mail, postage prepaid, at the address of record of such Holder. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Holder shall receive such notice.

     SECTION 11.7. Severability of Provisions. If any one or more of the covenants, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, provisions or terms shall be deemed severable from the remaining covenants, provisions or terms of this Agreement, and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     SECTION 11.8. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 6.3 and Section 7.3, this Agreement may not be assigned by Seller or Servicer. This Agreement may not be assigned by Trustee except as provided by Sections 9.10 through 9.13.

     SECTION 11.9. Certificates Nonassessable and Fully Paid. The interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and, upon authentication thereof by Trustee pursuant to Section 5.1, each Certificate shall be deemed fully paid.

     SECTION 11.10. Intention of Parties. (a) The execution and delivery of this Agreement shall constitute an acknowledgment by Seller and Trustee, on behalf of the Holders, that it is intended that the assignment and transfer herein contemplated constitute a sale and assignment outright, and not for security, of the Receivables and the other Trust Property, conveying good title thereto free and clear of any liens, from Seller to the Trust, and that the Receivables and the other Trust Property shall not be a part of Seller's estate in the event of the insolvency, receivership, conservatorship or the occurrence of another similar event, of, or with respect to, Seller. In the event that such conveyance is determined to be made as security for a loan made by the Trust or the Holders to a Seller, the parties intend that Seller shall have granted to Trustee a security interest in all of Seller's right, title and interest in and to the Trust Property conveyed to the Trust pursuant to Section 2.1, and that this Agreement shall constitute a security agreement under applicable law.

     (b) The execution and delivery of this Agreement shall constitute an acknowledgment by Seller and Trustee on behalf of the Holders that they intend that the Trust be classified (for Federal tax purposes) as a grantor trust under Subpart E, Part I of Subchapter J of the Internal Revenue Code of which the Holders are owners, rather than as an association taxable as a corporation. The powers granted and obligations undertaken in this Agreement shall be construed so as to further such intent.

     SECTION 11.11. Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                              THE FIFTH THIRD BANK,
                              Seller and Servicer



                              By:___________________________
                                  Name:
                                  Title:


                              HARRIS TRUST AND SAVINGS BANK,
                                Trustee


                              By:___________________________
                                  Name:
                                  Title:



In consideration of the Reserve Account being placed with it, the undersigned Securities Intermediary acknowledges and agrees as follows, all as of the day and year first above written (capitalized terms having the meanings assigned thereto in the foregoing Pooling and Servicing
Agreement):

     1. The Reserve Account has been established in Illinois as a "securities account" (as defined in Section 8-501(a) of the Uniform Commercial Code in effect in the State of Illinois (the "ILUCC")) in the name of the Trustee, and the Securities Intermediary shall comply solely with entitlement orders originated by the Trustee.

     2. All cash and investments of the types described in clauses (a)-(f) of the definition of Eligible Investments shall be treated as "Financial Assets" under Article 8 of the ILUCC for purposes of the Reserve Account (clause (g) investments, if any, being subject to our future approval).

     3. The Trustee shall be the only person identified in the Securities Intermediary's records as having a security entitlement against the Securities Intermediary in respect of the Reserve Account, and the Trustee shall be the only person authorized to originate entitlement orders in respect of such security entitlement. The Securities Intermediary further acknowledges that it has not been granted any security interest in such security entitlement.

     4. The Securities Intermediary waives and agrees not to assert, claim or endeavor to exercise any right of set-off, banker's lien or other form of claim with respect to the Reserve Account.

     5. The foregoing acknowledgements and agreements (a) are governed by the laws of the State of Illinois and (b) may not be terminated or amended without the Trustee's prior written consent.



                      HARRIS TRUST AND SAVINGS BANK,
                        in its individual capacity

                      By:________________________________

                      Title:_____________________________




                         SCHEDULE A

                LOCATION OF RECEIVABLE FILES


The Fifth Third Bank



                 FORM OF CLASS A CERTIFICATE
                 ---------------------------
                                                   EXHIBIT A


           THE FIFTH THIRD BANK AUTO TRUST 1996-B

           6.45% ASSET BACKED CERTIFICATE, CLASS A


Evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of fixed rate simple interest retail motor vehicle loans (the "Receivables") secured by the new and used automobiles and light duty trucks financed thereby (the "Financed
Vehicles") and sold to the Trust by The Fifth Third Bank.

THIS CERTIFICATE REPRESENTS A FRACTIONAL UNDIVIDED INTEREST IN THE TRUST AND DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE FIFTH THIRD BANK OR ANY AFFILIATE THEREOF. THIS CERTIFICATE AND THE RECEIVABLES ARE NOT DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NUMBER                                       CUSIP 31677MAA6
_________________
                                 $__________________________
                                 Original Certificate Amount


     THIS CERTIFIES THAT ____________________ is the registered owner of a ______________ dollars, nonassessable, fully paid, fractional undivided interest in The Fifth Third Bank Auto Trust 1996-B (the "Trust") formed by The Fifth Third Bank, an Ohio banking corporation (the "Seller" and the "Servicer"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of September 25, 1996 (the "Agreement") among Seller, Servicer and Harris Trust and Savings Bank, an Illinois banking corporation, as trustee (the "Trustee").

     To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "6.45% Asset Backed Certificates, Class A" (herein called the "Class A Certificates"). Also issued under the Agreement are Certificates designated as "6.70% Asset Backed Certificates, Class B (the "Class B Certificates"). The Class A Certificates and the Class B Certificates are hereinafter collectively called the "Certificates." This Certificate is issued under and is subject to the terms, provisions, and conditions of the Agreement, to which the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The Trust Property includes (as more fully described in the Agreement) a pool of Receivables, certain monies received under the Receivables after August 30, 1996 (the "Cutoff Date"), security interests in the Financed Vehicles, and proceeds of the foregoing.

     Subject to the terms and conditions of the Agreement (including the availability of funds for distributions) and until the obligations created by the Agreement shall have terminated in accordance therewith, there will be distributed, but only from funds on deposit in the Class A Distribution Account, on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (each such date, a "Distribution Date"), commencing October 15, 1996, to the Person in whose name this Certificate is registered at the close of business on the last day of the preceding Collection Period (the "Record Date"), such Holder's fractional undivided interest in the amounts to be distributed to Class A Holders pursuant to the Agreement on such Distribution Date.

     Distributions on this Certificate will be made by Trustee by check mailed to the Holder of record at its address as it appears in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to a Certificate registered in the name of a Clearing Agency or its nominee, distributions will be made by wire transfer of immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by Trustee.

     This Certificate does not purport to summarize the Agreement and reference is hereby made to the Agreement for information with respect to the rights, benefits, obligations and duties evidenced thereby.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Agreement or be valid for any purpose.

     Each Holder, by its acceptance of a Certificate or a beneficial interest in a Certificate, acknowledges and agrees that they intend that the Trust be classified (for Federal tax purposes) as a grantor trust under Subpart E, Part I of Subchapter J of the Internal Revenue Code of which the Holders are owners, rather than as an association taxable as a corporation.

     IN WITNESS WHEREOF, Trustee, on behalf of the Trust, and not in its individual capacity, has caused this Certificate to be duly executed.

                         THE FIFTH THIRD BANK AUTO
                           TRUST 1996-B


                         By: HARRIS TRUST AND SAVINGS BANK,
                               as Trustee



                         By:_________________________________
                            Authorized Officer

                         DATED:

                         [SEAL]

                         ATTEST:

                         _____________________________________
                           Authorized Officer




Trustee's Certificate of
Authentication:

      This is one of the Class A Certificates referred to in the within-mentioned Agreement.



                         HARRIS TRUST AND SAVINGS BANK,
                           as Trustee


                         By:_____________________________
                           Authorized Officer





                 FORM OF CLASS B CERTIFICATE
                 ---------------------------
                                                   EXHIBIT B


           THE FIFTH THIRD BANK AUTO TRUST 1996-B

           6.70% ASSET BACKED CERTIFICATE, CLASS B


Evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of fixed rate simple interest retail motor vehicle loans (the "Receivables") secured by the new and used automobiles and light duty trucks financed thereby (the "Financed Vehicles") and sold to the Trust by The Fifth Third Bank.

THIS CERTIFICATE REPRESENTS A FRACTIONAL UNDIVIDED INTEREST IN THE TRUST AND DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE FIFTH THIRD BANK OR ANY AFFILIATE THEREOF. THIS CERTIFICATE AND THE RECEIVABLES ARE NOT DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NUMBER                                       CUSIP 31677MAB4
_________________
                                 $__________________________
                                 Original Certificate Amount


     THIS CERTIFIES THAT ____________________ is the registered owner of a ______________ dollars, nonassessable, fully paid, fractional undivided interest in the Fifth Third Bank Auto Trust 1996-B (the "Trust") formed by The Fifth Third Bank, an Ohio banking corporation (the "Seller" and the "Servicer). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of September 25, 1996 (the "Agreement") among Seller, Servicer and Harris Trust and Savings Bank, an Illinois banking corporation, as trustee (the "Trustee").

     To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "6.70% Asset Backed Certificates, Class B" (herein called the "Class B Certificates"). Also issued under the Agreement are Certificates designated as 6.45% Asset Backed Certificates, Class A (the "Class A Certificates"). The Class A Certificates and the Class B Certificates are hereinafter collectively called the "Certificates." This Certificate is issued under and is subject to the terms, provisions, and conditions of the Agreement, to which the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The Trust Property includes (as more fully described in the Agreement) a pool of Receivables, certain monies received under the Receivables after August 30, 1996 (the "Cutoff Date"), security interests in the Financed Vehicles, and proceeds of the foregoing. The rights of the Holder of the Class B Certificates are subordinated to the rights of the Holders of the Class A Certificates to the extent set forth in the Agreement.

     Subject to the terms and conditions of the Agreement (including the availability of funds for distributions and the subordination of the Class B Certificates) and until the obligations created by the Agreement shall have terminated in accordance therewith, there will be distributed, but only from funds on deposit in the Class B Distribution Account, on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (each such date, a "Distribution Date"), commencing October 15, 1996, to the Person in whose name this Certificate is registered at the close of business on the last day of the preceding Collection Period (the "Record Date"), such Holder's fractional undivided interest in the amounts to be distributed to Class B Holders pursuant to the Agreement on such Distribution Date.

     Distributions on this Certificate will be made by Trustee by check mailed to the Holder of record at its address as it appears in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to a Certificate registered in the name of a Clearing Agency or its nominee, distributions will be made by wire transfer of immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by Trustee.

     This Certificate does not purport to summarize the Agreement and reference is hereby made to the Agreement for information with respect to the rights, benefits, obligations and duties evidenced thereby.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Agreement or be valid for any purpose.

     Each Holder, by its acceptance of a Certificate or a beneficial interest in a Certificate, acknowledges and agrees that they intend that the Trust be classified (for Federal tax purposes) as a grantor trust under Subpart E, Part I of Subchapter J of the Internal Revenue Code of which the Holders are owners, rather than as an association taxable as a corporation.
     IN WITNESS WHEREOF, Trustee, on behalf of the Trust, and not in its individual capacity, has caused this Certificate to be duly executed.

                         THE FIFTH THIRD BANK AUTO
                           TRUST 1996-B


                         By: HARRIS TRUST AND SAVINGS BANK,
                               as Trustee



                         By:____________________________
                           Authorized Officer

                         DATED:

                         [SEAL]

                         ATTEST:

                         _______________________________
                           Authorized Officer




Trustee's Certificate of
Authentication:

      This is one of the Class B Certificates referred to in the within-mentioned Agreement.



                         HARRIS TRUST AND SAVINGS BANK,
                           as Trustee


                         By:_____________________________
                           Authorized Officer




                                                   EXHIBIT C

                          [TO COME]





                      TABLE OF CONTENTS
                      -----------------
                                                        Page
                                                        ----
ARTICLE I.  DEFINITIONS..................................  1
     SECTION 1.1.  Definitions...........................  1
     SECTION 1.2.  Other Interpretative Provisions....... 18
     SECTION 1.3.  Calculations.......................... 19
     SECTION 1.4.  References............................ 19
     SECTION 1.5.  Action by or Consent of Holders....... 19

ARTICLE II.  THE TRUST PROPERTY.......................... 19
     SECTION 2.1.  Conveyance of Trust Property.......... 19
     SECTION 2.2.  Representations and Warranties as to
                     Each Receivable..................... 19
     SECTION 2.3.  Representations and Warranties as to
                     the Receivables in the Aggregate
                     and Actions of Seller............... 22
     SECTION 2.4.  Repurchase upon Breach................ 23
     SECTION 2.5.  Custodian of Receivable Files......... 24

ARTICLE III.    ADMINISTRATION AND SERVICING OF TRUST
                PROPERTY................................. 27
     SECTION 3.1.  Duties of Servicer.................... 27
     SECTION 3.2.  Collection of Receivable Payments..... 28
     SECTION 3.3.  Realization upon Receivables.......... 28
     SECTION 3.4.  Physical Damage Insurance............. 29
     SECTION 3.5.  Maintenance of Security Interests in
                     Financed Vehicles................... 30
     SECTION 3.6.  Covenants of Servicer................. 30
     SECTION 3.7.  Purchase by Servicer upon Breach...... 31
     SECTION 3.8.  Servicing Compensation................ 31
     SECTION 3.9.  Servicer's Report..................... 32
     SECTION 3.10. Annual Statement as to Compliance..... 33
     SECTION 3.11. Independent Certified Public
                     Accountants' Report................. 33
     SECTION 3.12. Access to Certain Documentation and
                     Information Regarding Receivables... 34
     SECTION 3.13. Reports to the Commission............. 34
     SECTION 3.14. Reports to the Rating Agency.......... 34


ARTICLE IV.     DISTRIBUTIONS; RESERVE ACCOUNT; STATEMENTS
                TO HOLDERS............................... 34
     SECTION 4.1.  Establishment of Accounts............. 34
     SECTION 4.2.  Collections........................... 35
     SECTION 4.3.  Advances.............................. 36
     SECTION 4.4.  Additional Deposits; Net Deposits..... 37
     SECTION 4.5.  Distributions......................... 37
     SECTION 4.6.  Reserve Account....................... 39
     SECTION 4.7.  Statements to Holders................. 42

ARTICLE V.  THE CERTIFICATES............................. 43
     SECTION 5.1.  The Certificates...................... 43
     SECTION 5.2.  Authentication of Certificates........ 44
     SECTION 5.3.  Registration of Transfer and Exchange
                     of Certificates..................... 44
     SECTION 5.4.  Mutilated, Destroyed, Lost or Stolen
                     Certificates........................ 45
     SECTION 5.5.  Persons Deemed Owners................. 45
     SECTION 5.6.  Access to List of Holders' Names
                     and Addresses....................... 45
     SECTION 5.7.  Maintenance of Office or Agency....... 46
     SECTION 5.8.  Book Entry Certificates............... 46
     SECTION 5.9.  Notices to Clearing Agency............ 47
     SECTION 5.10. Definitive Certificates............... 47

ARTICLE VI.  SELLER...................................... 48
     SECTION 6.1.  Representations and Warranties of
                     Seller.............................. 48
     SECTION 6.2.  Liability of Seller; Indemnities...... 49
     SECTION 6.3.  Merger or Consolidation of Seller..... 51
     SECTION 6.4.  Limitation on Liability of Seller
                     and Others...........................51
     SECTION 6.5.  Seller May Own Certificates........... 52

ARTICLE VII.  SERVICER................................... 52
     SECTION 7.1.  Representations and Warranties of
                     Servicer............................ 52
     SECTION 7.2.  Liability of Servicer; Indemnities.... 53
     SECTION 7.3.  Merger or Consolidation of Servicer... 55
     SECTION 7.4.  Limitation on Liability of Servicer
                     and Others.......................... 55
     SECTION 7.5.  Servicer Not to Resign................ 56
     SECTION 7.6.  Servicer May Own Certificates......... 56

ARTICLE VIII.  SERVICING TERMINATION..................... 56
     SECTION 8.1.  Servicer Defaults..................... 56
     SECTION 8.2.  Trustee to Act; Appointment of
                     Successor Servicer.................. 58
     SECTION 8.3.  Effect of Servicing Transfer.......... 59
     SECTION 8.4.  Notification to Holders............... 60
     SECTION 8.5.  Waiver of Past Servicer Defaults...... 60
     SECTION 8.6.  Transfer of Accounts.................. 60

ARTICLE IX.  TRUSTEE..................................... 61
     SECTION 9.1.  Acceptance by Trustee................. 61
     SECTION 9.2.  Duties of Trustee..................... 61
     SECTION 9.3.  Trustee's Certificate................. 62
     SECTION 9.4.  Trustee's Assignment of Purchased
                     Receivables......................... 63
     SECTION 9.5.  Certain Matters Affecting Trustee..... 63
     SECTION 9.6.  Trustee Not Liable for Certificates
                     or Receivables...................... 65
     SECTION 9.7.  Trustee May Own Certificates.......... 66
     SECTION 9.8.  Trustee's Fees and Expenses........... 66
     SECTION 9.9.  Eligibility Requirements for Trustee.. 67
     SECTION 9.10. Resignation or Removal of Trustee..... 67
     SECTION 9.11. Successor Trustee..................... 68
     SECTION 9.12. Merger or Consolidation of Trustee.... 69
     SECTION 9.13. Appointment of Co-Trustee or Separate
                     Trustee............................. 69
     SECTION 9.14. Representations and Warranties of
                     Trustee............................. 71
     SECTION 9.15. Reports by Trustee.................... 72
     SECTION 9.16. Tax Returns........................... 72
     SECTION 9.17. Trustee May Enforce Claims Without
                     Possession of Certificates.......... 72

ARTICLE X.  TERMINATION.................................. 73
     SECTION 10.1.  Termination of the Trust............. 73
     SECTION 10.2.  Optional Purchase of All Receivables. 74

ARTICLE XI.  MISCELLANEOUS PROVISIONS.................... 74
     SECTION 11.1.  Amendment............................ 74
     SECTION 11.2.  Protection of Title to Trust......... 75
     SECTION 11.3.  Limitation on Rights of Holders...... 77
     SECTION 11.4.  Litigation and Indemnities........... 78
     SECTION 11.6.  Notices.............................. 78
     SECTION 11.7.  Severability of Provisions........... 79
     SECTION 11.8.  Assignment........................... 79
     SECTION 11.9.  Certificates Nonassessable and Fully
                      Paid............................... 79
     SECTION 11.10.  Intention of Parties................ 79
     SECTION 11.11.  Counterparts........................ 80


                          SCHEDULE

SCHEDULE A      LOCATION OF RECEIVABLE FILES

                          EXHIBITS

EXHIBIT A  FORM OF CLASS A CERTIFICATE
EXHIBIT B  FORM OF CLASS B CERTIFICATE
EXHIBIT C  FORM OF SERVICER'S REPORT

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